                                                                   Exhibit 10.44










                     NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                   Transferor,


                                 NORDSTROM fsb,
                                    Servicer,


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                               Indenture Trustee,


                                       and


                    NORDSTROM CREDIT CARD MASTER NOTE TRUST,
                                     Issuer





          ------------------------------------------------------------
                        TRANSFER AND SERVICING AGREEMENT
                            Dated as of April 1, 2002
          ------------------------------------------------------------







                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions...................................................................................    1
Section 1.02.  Other Definitional Provisions.................................................................   15

                                   ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

Section 2.01.  Conveyance of Receivables.....................................................................   16
Section 2.02.  Acceptance by Trust...........................................................................   18
Section 2.03.  Corporate Representations and Warranties of Each Transferor...................................   18
Section 2.04.  Other Representations and Warranties of Each Transferor.......................................   20
Section 2.05.  Reassignment of Ineligible Receivables........................................................   22
Section 2.06.  Reassignment of Trust Portfolio...............................................................   23
Section 2.07.  Covenants of each Transferor..................................................................   24
Section 2.08.  Covenants of each Transferor with Respect to Receivables Purchase Agreements..................   26
Section 2.09.  Addition of Accounts..........................................................................   27
Section 2.10.  Removal of Accounts and Participation Interests...............................................   30
Section 2.11.  Account Allocations...........................................................................   31
Section 2.12.  Discount Option...............................................................................   32
Section 2.13.  Representations and Warranties as to the Security Interest of the Trust in the Receivables....   32

                                  ARTICLE THREE

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01.  Acceptance of Appointment and Other Matters Relating to the Servicer..........................   34
Section 3.02.  Servicing Compensation........................................................................   35
Section 3.03.  Representations, Warranties and Covenants of the Servicer.....................................   36
Section 3.04.  Reports and Records for the Owner Trustee and the Indenture Trustee...........................   38
Section 3.05.  Annual Certificate of Servicer................................................................   39
Section 3.06.  Annual Servicing Report of Independent Public Accountants; Copies of Reports Available........   39
Section 3.07.  Tax Treatment.................................................................................   40
Section 3.08.  Notices to Nordstrom fsb......................................................................   40
Section 3.09.  Adjustments...................................................................................   40
Section 3.10.  Reports to the Commission.....................................................................   41
Section 3.11.  Reports to Rating Agencies....................................................................   41


                                  ARTICLE FOUR

                            OTHER TRANSFEROR MATTERS

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
Section 4.01.  Liability of each Transferor..................................................................   42
Section 4.02.  Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.................   42
Section 4.03.  Limitations on Liability of Each Transferor...................................................   43

                                  ARTICLE FIVE

                     OTHER MATTERS RELATING TO THE SERVICER

Section 5.01.  Liability of the Servicer.....................................................................   44
Section 5.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.................   44
Section 5.03.  Limitation on Liability of the Servicer and Others............................................   44
Section 5.04.  Servicer Indemnification of the Trust and the Trustees........................................   45
Section 5.05.  Resignation of the Servicer...................................................................   45
Section 5.06.  Access to Certain Documentation and Information Regarding the Receivables.....................   46
Section 5.07.  Delegation of Duties..........................................................................   46
Section 5.08.  Examination of Records........................................................................   46

                                   ARTICLE SIX

                                INSOLVENCY EVENTS

Section 6.01.  Rights upon the Occurrence of an Insolvency Event.............................................   47

                                  ARTICLE SEVEN

                                SERVICER DEFAULTS

Section 7.01.  Servicer Defaults.............................................................................   48
Section 7.02.  Indenture Trustee To Act; Appointment of Successor............................................   50
Section 7.03.  Notification to Noteholders...................................................................   52

                                  ARTICLE EIGHT

                                   TERMINATION

Section 8.01.  Termination of Agreement......................................................................   53



                                  ARTICLE NINE

                            MISCELLANEOUS PROVISIONS

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
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                                                                                                               ----
Section 9.01.  Amendment; Waiver of Past Defaults............................................................   54
Section 9.02.  Waiver of Transferor or Servicer Defaults.....................................................   55
Section 9.03.  Protection of Right, Title and Interest to Trust Assets.......................................   55
Section 9.04.  GOVERNING LAW.................................................................................   56
Section 9.05.  Notices; Payments.............................................................................   57
Section 9.06.  Severability of Provisions....................................................................   57
Section 9.07.  Further Assurances............................................................................   57
Section 9.08.  No Waiver; Cumulative Remedies................................................................   57
Section 9.09.  Counterparts..................................................................................   58
Section 9.10.  Third-Party Beneficiaries.....................................................................   58
Section 9.11.  Actions by Noteholders........................................................................   58
Section 9.12.  Rule 144A Information.........................................................................   58
Section 9.13.  Merger and Integration........................................................................   58
Section 9.14.  Headings......................................................................................   58
Section 9.15.  Assignment....................................................................................   58
Section 9.16.  Nonpetition Covenant..........................................................................   59
Section 9.17.  Limitation of Liability.......................................................................   59


                                    EXHIBITS

EXHIBIT A           Form of Assignment of Receivables in Additional Accounts................................    A-1
EXHIBIT B           Form of Reassignment of Receivables in Removed Accounts.................................    B-1
EXHIBIT C           Form of Annual Servicer's Certificate...................................................    C-1
EXHIBIT D-1         Form of Opinion of Counsel with Respect to Amendments...................................  D-1-1
EXHIBIT D-2         Form of Opinion of Counsel with Respect to Accounts.....................................  D-2-1
EXHIBIT D-3         Provisions to be Included in Annual Opinion of Counsel..................................  D-3-1

                        TRANSFER AND SERVICING AGREEMENT

         This Transfer and Servicing Agreement, dated as of April 1, 2002, is between Nordstrom Credit Card Receivables LLC, a Delaware limited liability company, as Transferor (the "Transferor"), Nordstrom fsb, as Servicer (the "Servicer"), Nordstrom Credit Card Master Note Trust, a Delaware business trust, as Issuer (the "Issuer") and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee").

         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Noteholders and any Series Enhancer (as such capitalized terms are defined below) to the extent provided herein, in the Master Indenture and in any Indenture Supplement:

                                   ARTICLE One

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         "Account" means each (i) Initial Account, (ii) Additional Account (but only from and after the Addition Date with respect thereto), (iii) Related Account and (iv) Transferred Account, but shall exclude any Account all the Receivables in which are either: (a) after the Removal Date, Removed Accounts or Removed Participation Interests, (b) Ineligible Receivables reassigned to the Transferor pursuant to Section 2.05 or (c) Servicer Repurchase Receivables assigned and transferred to the Servicer pursuant to Section 3.03.

         "Account Originator" means Nordstrom fsb or, upon satisfaction of the Rating Agency Condition, any other entity which is the issuer of the credit card relating to an Account pursuant to a Credit Card Agreement.

         "Account Owner" means the Account Originator relating to an Account or any Person who has acquired such Account and has sold the related Receivables to the Transferor pursuant to a Receivables Purchase Agreement.

         "Addition" means the designation of (i) additional Eligible Accounts to be included as Accounts or (ii) Participation Interests to be included as Trust Assets, in each case pursuant to Section 2.09(a) or (b).

         "Addition Cut-Off Date" means, with respect to any Additional Accounts or Participation Interests to be included in the Trust, the date on which such Additional Accounts are designated for inclusion in the Trust.

         "Addition Date" means, with respect to (i) Additional Accounts, the date on which the Receivables in such Additional Accounts are conveyed to the Trust and (ii) Participation

Interests, the date from and after which such Participation Interests are to be included as Trust Assets, in each case pursuant to Section 2.09(a) or (b).

         "Additional Account" means each VISA(R) or other retail consumer revolving credit card account established pursuant to a Credit Card Agreement, and designated pursuant to Section 2.09(a) or (b) to be included as an Account.

         "Additional Transferors" means Affiliates of the Transferor designated by the Transferor to be included as Transferors pursuant to Section 2.09(d).

         "Adverse Effect" means, with respect to any action, that such action will (i) result in the occurrence of a Redemption Event or an Event of Default or (ii) materially and adversely affect the amount or timing of distributions to be made to the Noteholders of any Series or Class pursuant to this Agreement, the Master Indenture or the related Indenture Supplement.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Transfer and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Appointment Date" means the day on which an Insolvency Event occurs with respect to the Transferor.

         "Assignment" means an Assignment of Receivables in Additional Accounts, in substantially the form of Exhibit A.

         "Authorized Newspaper" means any major newspaper or newspapers of general circulation in the Borough of Manhattan, The City of New York, printed in the English language (and, with respect to any Series or Class, if and so long as the Notes of such Series are (i) listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg, printed in any language satisfying the requirements of such Exchange or (ii) Bearer Notes, in such place as may be specified in the applicable Indenture Supplement) and customarily published on each business day at such place, whether or not published on Saturdays, Sundays or holidays.

         "Bearer Notes" has the meaning set forth in the Master Indenture.

         "Business Day" means any day other than (i) a Saturday or Sunday or
(ii) any other day on which national banking associations or state banking institutions in Arizona, Colorado, Minnesota, New York, Delaware or any other state in which the principal executive offices of Nordstrom fsb, the Owner Trustee, the Indenture Trustee or other Account Owner, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or (iii) for purposes of any particular Series, any other day specified in the related Indenture Supplement.

         "Cash Advance Fees" means cash advance transaction fees and cash advance late fees, if any, as specified in the Credit Card Agreement applicable to each Account.

         "Certificateholder" or "Holder" means each holder of a Transferor Certificate.

         "Class" has the meaning set forth in the Master Indenture.

         "Closing Date" means, with respect to any Series, the closing date specified in the related Indenture Supplement.

         "Collections" means all payments by or on behalf of Obligors (including Insurance Proceeds) received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with a Credit Card Agreement in effect from time to time and all other amounts specified by this Agreement, the Master Indenture or any Indenture Supplement as constituting Collections. As specified in any Participation Interest Supplement or Indenture Supplement, Collections shall include amounts received with respect to Participation Interests. All Recoveries with respect to Receivables previously charged off as uncollectible will be treated as Collections of Finance Charge Receivables. Collections with respect to any Monthly Period shall include a portion, calculated pursuant to Section 2.07(h), of Interchange paid to the Trust with respect to such Monthly Period, to be applied as if such amount were Collections of Finance Charge Receivables for all purposes.

         "Commission" has the meaning set forth in the Master Indenture.

         "Continued Errors" has the meaning set forth in Section 7.02(e).

         "Contractually Delinquent" with respect to an Account, means an Account as to which the required minimum payment set forth on the related billing statement has not been received by the due date thereof.

         "Corporate Trust Office" has the meaning when used in respect of (i) the Owner Trustee, specified in the Trust Agreement and (ii) the Indenture Trustee, specified in the Master Indenture.

         "Coupon" has the meaning set forth in the Master Indenture.

         "Credit Card Agreement" means, with respect to VISA(R) revolving credit card accounts or other retail revolving consumer credit card accounts subsequently conveyed to the Trust, the agreements between an Account Owner and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such account.

         "Credit Card Guidelines" means the written policies and procedures of the Servicer, the Transferor or any other Account Owner, as the case may be, relating to the operation of its consumer revolving lending business as they pertain to VISA(R) credit card accounts or other retail revolving consumer credit card accounts subsequently conveyed to the Trust, which are consistent with prudent practice, including, the written policies and procedures for determining the creditworthiness of credit card account customers, the extension of credit to credit card account customers and relating to the maintenance of credit card accounts and collection of receivables with respect thereto, as such policies and procedures may be amended, modified or otherwise changed from time to time.

         "Date of Processing" means, with respect to any transaction or receipt of Collections, the date on which such transaction is first recorded on the Servicer's computer file of revolving credit card accounts (without regard to the effective date of such recordation).

         "Defaulted Receivables" means, with respect to any Monthly Period, all Principal Receivables which are charged off as uncollectible in such Monthly Period in accordance with the Credit Card Guidelines and the Servicer's customary and usual servicing procedures for servicing VISA(R) or other retail consumer revolving credit account receivables comparable to the Receivables (excluding any servicing procedures applicable to receivables arising in Secured Accounts). A Principal Receivable shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged off on the Servicer's computer master file of consumer revolving credit card accounts but, in any event, shall be deemed a Defaulted Receivable no later than the month following the day the related Account becomes 151 days Contractually Delinquent unless the Obligor cures such default by making a partial payment which satisfies the criteria for curing delinquencies set forth in the applicable Credit Card Guidelines.

         "Determination Date" means, with respect to any Series, the date specified in the applicable Indenture Supplement.

         "Dilution Amount" means the amount by which the Servicer is required to adjust the amount of Principal Receivables used to calculate the Transferor Interest pursuant to the first two sentences of Section 3.09.

         "Discount Option Date" means, initially the Closing Date and thereafter, each date on which an increase, withdrawal or reduction of the Discount Percentage takes effect, as designated by the Transferor pursuant to
Section 2.12 of the Transfer and Servicing Agreement.

         "Discount Option Receivable Collections" means on any Date of Processing, the product of (i) a fraction the numerator of which is the aggregate amount of Discount Option Receivables and the denominator of which is the sum of the aggregate amount of Principal Receivables and the aggregate amount of Discount Option Receivables, in each case at the end of the prior Date of Processing and (ii) Collections of Principal Receivables on such Date of Processing prior to any reduction for Finance Charge Receivables which are Discount Option Receivables received on such Date of Processing.

         "Discount Option Receivables" means Principal Receivables (or a specified portion thereof) existing on or after the Discount Option Date designated by the Transferor as being treated as Finance Charge Receivables pursuant to Section 2.12(a). The aggregate amount of Discount Option

Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the sum of (i) the aggregate amount of Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero) plus (ii) the aggregate amount of any new Discount Option Receivables created on such Date of Processing minus
(iii) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing means the product of the amount of any Principal Receivables created on such Date of Processing prior to any reduction for Finance Charge Receivables which are Discount Option Receivables received on such Date of Processing and the Discount Percentage.

         "Discount Percentage" means 1.0% initially and such other percentage the Transferor may designate pursuant to Section 2.12(a).

         "Distribution Date" means, with respect to any Series, the date specified in the applicable Indenture Supplement.

         "Dollars", "$" or "U.S. $" means United States dollars.

         "Early Accumulation Period" has the meaning, with respect to any Series, specified in the related Indenture Supplement.

         "Eligible Account" means a consumer revolving credit card account owned by an Account Owner identified by the Transferor as of (i) the Initial Cut-Off Date, in the case of the Initial Accounts or (ii) the applicable Addition Cut-Off Date, in the case of the Additional Accounts, as having the following characteristics:

                  (a) has not been cancelled and is in existence and maintained by the applicable Account Owner;

                  (b) is payable in Dollars;

                  (c) except as provided below, has not been identified as an Account the credit card or cards with respect to which have been reported to the applicable Account Owner as having been lost or stolen or has an Obligor who has not been identified as deceased;

                  (d) except as provided below, does not have any Receivables which are Defaulted Receivables;

                  (e) has at no time been a Secured Account;

                  (f) except as provided below, does not have any Receivables which have been identified by the applicable Account Owner or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card;

                  (g) except as provided below, the Obligor of which has not been identified by the Servicer in its computer files as having been declared bankrupt;

                  (h) is a VISA(R)account originated by the Bank or, subject to satisfaction of the Rating Agency Condition, other retail revolving credit card account;

                  (i) was created in accordance with the Credit Card Guidelines or if the Account Owner is not the applicable Account Originator, in accordance with the underwriting guidelines of the Account Originator, in either case at the time of creation of such Account;

                  (j) does not have outstanding Receivables which have been sold or pledged by the related Account Owner to any party other than the Transferor pursuant to a Receivables Purchase Agreement; and

                  (k) does not have outstanding Receivables that give rise to any claim of any governmental agency including, without limitation, the government of the United States or any State thereof or any agency, instrumentality or department thereof.

         Eligible Accounts may include Accounts, the Receivables of which have been written off, or with respect to which the Transferor believes the related Obligor is bankrupt, or as to which certain Receivables have been identified by the Obligor as having been incurred as a result of fraudulent use of any credit cards, or as to which any credit cards have been reported to the Account Owner or the Servicer as lost or stolen, in each case as of the Initial Cut-Off Date, with respect to the Initial Accounts, and as of the related Addition Cut-Off Date, with respect to the Additional Accounts; provided that (i) the balance of all Receivables included in such Accounts is reflected on the books and records of the Account Owner (and is treated for purposes of this Agreement) as "zero", and (ii) charging privileges with respect to all such Accounts have been canceled in accordance with the relevant Credit Card Guidelines.

         "Eligible Investments" has the meaning set forth in the Master
Indenture.

         "Eligible Receivable" means each Receivable, including, where applicable, the underlying receivable:

                  (a) which has arisen in an Eligible Account;

                  (b) which was created in compliance in all material respects with all Requirements of Law applicable to the institution which owned such Receivable at the time of its creation and pursuant to a Credit Card Agreement which complies in all material respects with all Requirements of Law applicable to the Account Originator or Account Owner, as the case may be;

                  (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by the applicable Account Originator and any subsequent Account Owner of its obligations, if any, under the related Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

                  (d) as to which at the time of the transfer of such Receivable to the Trust, the Transferor or the Trust will have good and marketable title thereto, free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

                  (e) which has been the subject of either a valid transfer and assignment from the Transferor to the Trust of all the Transferor's right, title and interest therein (including any proceeds thereof), or the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

                  (f) which at all times will be the legal, valid and binding payment obligation of the related Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (g) which, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with the Credit Card Guidelines and which waiver or modification is reflected in the Servicer's computer file of revolving credit card accounts;

                  (h) which, at the time of transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or as to which the Servicer is required by Section 3.09 to make an adjustment;

                  (i) as to which, at the time of transfer to the Trust, the relevant Account Originator and any subsequent Account Owner has satisfied all of its obligations required to be satisfied by such time;

                  (j) as to which, at the time of transfer to the Trust, none of the Transferor, the Bank, or any other Account Owner, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Trust or the Noteholders therein;

                  (k) that does not cause the aggregate amount of Receivables that arises from Accounts that have Obligors with a billing address outside the United States and its territories to be more than 1.0% of total amount of Receivables in the Trust;

                  (l) that does not cause the aggregate amount of Receivables that arise from Accounts the Obligors for which are employees of Nordstrom or its affiliates to be more than 6.0% of the total amount of Receivables in the Trust; and

                  (m) which constitutes an "account" under and as defined in
         Article 9 of the UCC in effect in the State of Delaware and any other State where the filing of a financing statement is required to perfect the Trust's interest in the Receivables and the proceeds thereof.

         "Eligible Servicer" means the Indenture Trustee or, if the Indenture Trustee is not acting as Servicer, an entity which, at the time of its appointment as Servicer, (i) is servicing a portfolio of revolving credit card accounts, (ii) is legally qualified and has the capacity to service the Accounts, (iii) has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (iv) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (v) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

         "Enhancement Agreement" has the meaning set forth in the Master Indenture.

         "Errors" has the meaning set forth in Section 7.02(e).

         "Event of Default" has the meaning set forth in the Master Indenture.

         "Excess Reserve Account Investment Earnings" has the meaning specified in the related Indenture Supplement.

         "Exchange Act" has the meaning set forth in the Master Indenture.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "Finance Charge Receivables" means all amounts billed to the Obligors on any Account in respect of all (i) Periodic Rate Finance Charges, (ii) Cash Advance Fees, (iii) annual membership fees and annual service charges, (iv) Late Fees, (v) Overlimit Fees, (vi) Discount Option Receivables, (vii) the interest portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series, (viii) Recoveries, (ix) Excess Reserve Account Investment Earnings and (x) Interchange.

         "Fitch" means Fitch, Inc. and its successors.

         "GAAP" means generally accepted accounting principles.

         "Governmental Authority" means the United States, any State or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Indenture" means the Master Indenture, as supplemented by the related Indenture Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Collateral" has the meaning set forth in Section 2.01.

         "Indenture Supplement" has the meaning set forth in the Master
Indenture.

         "Indenture Trustee" means Wells Fargo Bank Minnesota, National Association, and its successors, in its capacity as trustee under the Master Indenture, its successors in interest and any successor indenture trustee under the Master Indenture.

         "Ineligible Receivables" has the meaning set forth in Section 2.05(a).

         "Initial Account" means each VISA credit card account established pursuant to a Credit Card Agreement between the applicable Account Owner and any Person, which account is identified in the computer file or microfiche list delivered to the Owner Trustee by the Transferor pursuant to Section 2.01 on the Initial Issuance Date.

         "Initial Cut-Off Date" means February 28, 2002.

         "Initial Issuance Date" means May 1, 2002, the date the Transferor's Certificate is delivered by the Trust to the Transferor pursuant to the Trust Agreement.

         "Insolvency Event" has the meaning set forth in Section 6.01.

         "Insurance Proceeds" means any amounts received pursuant to the payment of benefits under any credit life insurance policies, credit disability or unemployment insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

         "Interchange" means certain fees received by Nordstrom fsb, or any other Account Owner, in its capacity as credit card issuing bank, from the VISA U.S.A., Inc. or any other retail credit card association for which the retail credit card receivables have been added to the Trust, as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing.

         "Invested Amount" means, with respect to any Series and for any date, an amount equal to the invested amount or adjusted invested amount, as applicable, specified in the related Indenture Supplement.

         "Investor Percentage" means, with respect to any Series, the investor percentage for such Series specified in the related Indenture Supplement.

         "Issuer" means Nordstrom Credit Card Master Note Trust or its successors.

         "Late Fees" has the meaning set forth in the Credit Card Agreement applicable to each Account for late fees or similar terms.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by Section 3.06(b) of the Trust

Agreement or Section 4.02 hereof, and the lien created by this Agreement shall not be deemed to constitute a Lien.

         "Master Indenture" means the Master Indenture, dated as of April 1, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Monthly Period" has the meaning set forth in the Master Indenture.

         "Monthly Servicing Fee" means, with respect to any Series and any Monthly Period, the portion of the Servicing Fee for such Monthly Period allocable to such Series.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Note Interest Rate" has the meaning set forth in the Master Indenture.

         "Note Owner" has the meaning set forth in the Master Indenture.

         "Note Register" has the meaning set forth in the Master Indenture.

         "Noteholder" or "Holder" has the meaning set forth in the Master Indenture.

         "Notices" means all demands, notices, instructions, directions and communications under this Agreement.

         "Obligor" means, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

         "Officer's Certificate" has the meaning set forth in the Master Indenture.

         "Opinion of Counsel" has the meaning set forth in the Master Indenture.

         "Overlimit Fees" has the meaning set forth in the Credit Card Agreement applicable to each Account for overlimit fees or similar terms if such fees are provided for with respect to such Account.

         "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Participating Transferor" means each Transferor who (i) owns any Additional Account the Receivables in which shall be transferred to the Trust on an Addition Date or (ii) is transferring a Participation Interest to the Trust on an Addition Date.

         "Participation Interest Supplement" means a supplement to this Agreement entered into pursuant to Section 2.09(a)(ii) or (b) in connection with the conveyance of Participation Interests to the Trust.

         "Participation Interests" has the meaning set forth in Section 2.09(a)(ii).

         "Paying Agent" has the meaning set forth in the Master Indenture. "Periodic Rate Finance Charges" has the meaning set forth in the Credit
Card Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

         "Person" means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

         "Portfolio Yield" has the meaning set forth in the related Indenture Supplement.

         "Predecessor Servicer Work Product" has the meaning set forth in
Section 7.02(e).

         "Principal Funding Account" has the meaning, with respect to any Series, specified in the related Indenture Supplement.

         "Principal Funding Account Balance" has the meaning, with respect to any Series, specified in the related Indenture Supplement.

         "Principal Receivables" means all Receivables other than Finance Charge Receivables or Defaulted Receivables; provided, however, that after the Discount Option Date, Principal Receivables on any Date of Processing thereafter means Principal Receivables as otherwise determined pursuant to this definition minus the amount of any Discount Option Receivables. Principal Receivables shall also include the principal portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which the Transferor is unable to transfer as provided in Section 2.11 shall not be included in calculating the amount of Principal Receivables.

         "Rating Agency" has the meaning set forth in the Master Indenture.

         "Rating Agency Condition" has the meaning set forth in the Master Indenture.

         "Reassignment" means a Reassignment of Receivables in Removed Accounts, in substantially the form of Exhibit B.

         "Receivables" means all amounts shown on the Servicer's records as amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge Receivables. Receivables which become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

         "Receivables Purchase Agreement" means (i) the receivables purchase agreement, dated as of April 1, 2002, between Nordstrom fsb, as seller, and Nordstrom Credit Card Receivables LLC, as purchaser, as the same may be amended, supplemented or otherwise modified from time to time or (ii) any receivables purchase agreement entered into between the Transferor and an Account Owner, as the same may be amended, supplemented or otherwise modified from time to time.

         "Recoveries" means all amounts received (net of out-of-pocket costs of collection) including Insurance Proceeds, which are reasonably estimated by the Servicer to be attributable to Defaulted Receivables, including the net proceeds of any sale of such Defaulted Receivables by the Transferor or the Servicer.

         "Redemption Event" has the meaning set forth in the Master Indenture.

         "Registered Notes" has the meaning set forth in the Master Indenture.

         "Related Account" means an Account with respect to which a new credit account number has been issued by the applicable Account Owner or Servicer or the applicable Transferor under circumstances resulting from a lost or stolen credit card and not requiring standard application and credit evaluation procedures under the Credit Card Guidelines.

         "Removal Date" means the date specified by the Transferor for removal of Removed Accounts and Removed Participation Interest.

         "Removed Accounts" has the meaning set forth in Section 2.10(a).

         "Removed Participation Interests" has the meaning set forth in Section 2.10(a).

         "Required Designation Date" has the meaning set forth in Section 2.09(a)(i).

         "Required Minimum Principal Balance" means, unless otherwise provided in an Indenture Supplement relating to any Series, as of any date of determination, an amount equal to the sum of the numerators used in the calculation of the Investor Percentages with respect to Principal Receivables for all outstanding Series on such date; provided that with respect to any Series in its Early Accumulation Period or such other period as designated in the related Indenture Supplement with an Invested Amount as of such date of determination equal to the Principal Funding Account Balance relating to such Series taking into account the Principal Funding Account Balance relating to such Series on deposit in the Principal Funding Account on such date of determination, the numerator used in the calculation of the Investor Percentage with respect to Principal Receivables relating to such Series shall, solely for the purpose of the definition of Required Minimum Principal Balance, be deemed to equal zero.

         "Required Transferor Interest" has the meaning set forth in the Master Indenture.

         "Requirements of Law" means any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

         "Secured Account" means any Account for which the related Obligor has pledged assets or made a cash collateral deposit as security for payment of the Receivables arising in such Account.

         "Seller" has the meaning set forth in the Master Indenture.

         "Series" has the meaning set forth in the Master Indenture.

         "Series Account" has the meaning set forth in the Master Indenture.

         "Series Enhancement" has the meaning set forth in the Master Indenture.

         "Series Enhancer" has the meaning set forth in the Indenture.

         "Service Transfer" has the meaning set forth in Section 7.01.

         "Servicer" means Nordstrom fsb, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

         "Servicer Default" has the meaning set forth in Section 7.01(a).

         "Servicer Repurchase Receivables" has the meaning set forth in Section 3.03(b).

         "Servicing Fee" means the servicing fee payable to the Servicer in respect of each Monthly Period pursuant to Section 3.02 in an amount equal to one-twelfth of the product of (i) the weighted average of the Servicing Fee Rates with respect to each outstanding Series (based upon the Servicing Fee Rate for each Series and the Invested Amount (or such other amount as specified in the related Indenture Supplement) of such Series, in each case as of the last day of the prior Monthly Period) and (ii) the amount of Principal Receivables on the last day of the prior Monthly Period prior to the termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

         "Servicing Fee Rate" means, with respect to any Series, the servicing fee rate specified in the related Indenture Supplement.

         "Special Funding Account" has the meaning set forth in the Master Indenture.

         "Special Funding Amount" has the meaning set forth in the Master Indenture.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and its successors.

         "State" has the meaning set forth in the Master Indenture.

         "Successor Servicer" has the meaning set forth in Section 7.02(a).

         "Supplemental Accounts" means Additional Accounts that the Transferor designates as Accounts pursuant to Sections 2.09(a)(i) and 2.09(b).

         "Supplemental Certificate" has the meaning set forth in the Trust Agreement.

         "Tax Opinion" has the meaning set forth in the Master Indenture.

         "Termination Notice" has the meaning set forth in Section 7.01.

         "Transaction Documents" has the meaning set forth in the Master Indenture.

         "Transfer Agent and Registrar" has the meaning set forth in the Master Indenture.

         "Transfer Restriction Event" means, with respect to a Transferor, that such Transferor unable for any reason to transfer Receivables to the Trust pursuant to this Agreement, including by reason of the application of the provisions of Section 6.01 or any order of any Governmental Authority or, with respect to the Bank, the Bank is unable for any reason to transfer Receivables to the Trust pursuant to the Receivables Purchase Agreement.

         "Transferor" means (i) Nordstrom Credit Card Receivables LLC, or its successor under this Agreement and (ii) any Additional Transferor.

         "Transferor Certificates" has the meaning set forth in the Trust Agreement.

         "Transferor Interest" has the meaning set forth in the Master
Indenture.

         "Transferred Account" means each account into which an Account shall be transferred; provided, that (i) such transfer was made in accordance with the Credit Card Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred.

         "Trust" means the Nordstrom Credit Card Master Note Trust.

         "Trust Agreement" means the Trust Agreement, dated as of April 1, 2002, between Nordstrom Credit Card Receivables LLC and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Assets" has the meaning set forth in Section 2.01.

         "Trust Termination Date" has the meaning set forth in the Trust Agreement.

         "Trustees" means the Owner Trustee and the Indenture Trustee.

         "UCC" means the Uniform Commercial Code, as amended from time to time, as in effect in the applicable jurisdiction.

         "United States" has the meaning set forth in the Master Indenture

         "Wells Fargo" means Wells Fargo Bank Minnesota, National Association, and its successors.

         Section 1.02. Other Definitional Provisions.

         (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Master Indenture or the related Indenture Supplement, as applicable.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

         (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day.

         (f) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to an Article or Section such as "Article One" or "Section 1.01" and the like shall refer to the applicable Article or Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall include "and/or" and
(vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

                                   ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

         Section 2.01. Conveyance of Receivables. By execution of this Agreement, Nordstrom Credit Card Receivables LLC or, if applicable, any Additional Transferor, does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided herein, all its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts, and on each Addition Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of the Trust, (ii) Collections and all Interchange and Recoveries allocable to the Trust as provided herein and all monies due or to become due and all amounts received or receivable with respect thereto (including proceeds of the reassignment of the Receivables to the Transferor pursuant to Section 2.05(a) or 2.06), (iii) all Eligible Investments and all monies, investment properties, instruments and other property credited to the Collection Account, the Series Accounts and the Special Funding Account (including any subaccount of any such account), and all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount), (iv) all rights, remedies powers, privileges and claims of the Transferor under or with respect to any Series Enhancement, the rights of the Transferor under this Agreement and the Trust Agreement with respect to any Series (whether arising pursuant to the terms of such Enhancement Agreement, the Trust Agreement or this Agreement or otherwise available to the Transferor at law or in equity), including the rights of the Transferor to enforce such Enhancement Agreement, the Trust Agreement or this Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Series Enhancement, the Trust Agreement or this Agreement to the same extent as the Transferor could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders, (v) the rights of the Transferor to any property conveyed to the Trust under any Participation Interest Supplement and the right to receive Recoveries attributed to cardholder charges for merchandise and services in the Accounts, (vi) the rights of the Seller under the Receivables Purchase Agreements, (vii) all Insurance Proceeds related to the Receivables, (viii) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from, or related to the foregoing, (ix) any rights of the Transferor under the Receivables Purchase Agreements, (x) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and (xi) any and all proceeds of the foregoing; in each case, including any rights of the Owner Trustee and the Trust pursuant to the Transaction Documents, but excluding the Transferor Interest and all amounts distributable to the holders of any Certificates pursuant to the terms of any Transaction Document shall constitute the assets of the Trust (the "Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee or any Noteholder of any obligation of any Account Owner, any Transferor, the Servicer or any other Person in connection with the Accounts or the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems or insurers. The Obligors shall not be notified in connection with the creation of the Trust of the transfer, assignment, set-over and conveyance of the Receivables to the Trust.

         Each Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables conveyed by such Transferor existing on the Initial Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer and assignment of its interest in such Receivables to the Trust, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee as soon as practicable after the first Closing Date, in the case of Receivables arising in the Initial Accounts, and (if any additional filing is so necessary) as soon as practicable after the applicable Addition Date, in the case of Receivables arising in Additional Accounts. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such transfer and assignment.

         Each Transferor further agrees, at its own expense, on or prior to (i) the first Closing Date, in the case of the Initial Accounts, (ii) the applicable Addition Date, in the case of Additional Accounts with respect to such Transferor, if any, and (iii) the applicable Removal Date, in the case of Removed Accounts with respect to such Transferor, (a) to cause each Account Owner to indicate in its respective computer files that Receivables created (or reassigned, in the case of Removed Accounts) in connection with the Accounts have been conveyed to the Trust pursuant to this Agreement (or conveyed to each such Transferor or its designee in accordance with Section 2.10, in the case of Removed Accounts) by including (or deleting in the case of Removed Accounts) in such computer files a clearly specified code correctly indicating the Trust's ownership of the Receivables, and (b) to deliver to the Owner Trustee a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, the applicable Addition Cut-Off Date in the case of Additional Accounts, and the applicable Removal Date in the case of Removed Accounts, its account number and the aggregate amount outstanding in such Account. Each such file or list, as supplemented, from time to time, to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. Each Transferor further agrees not to alter the code referenced in this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

         If the arrangements with respect to the Receivables hereunder shall constitute a loan and not a purchase and sale of such Receivables, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and each Transferor hereby grants to the Trust a first priority perfected security interest in all of such Transferor's right, title and interest, whether owned on the Initial Cut-Off Date or thereafter acquired, in, to and under the Trust Assets, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the Trust Assets, and all proceeds thereof, to secure its obligations hereunder.

         To the extent that any Transferor retains any interest in the Trust Assets, such Transferor grants to the Issuer a security interest in all of such Transferor's right, title, and interest, whether owned on the Initial Cut-Off Date or thereafter acquired, in, to and under the Trust Assets, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from, or related to the Trust Assets, and all proceeds thereof (collectively, the "Indenture Collateral"), to secure its obligations hereunder. With respect to the Indenture Collateral, the Issuer shall have all of the rights that it has under the Indenture and the all of the rights of a secured creditor under the UCC. The Transferor shall perform all actions necessary to maintain the perfection and priority of Trust's security interest in the Indenture Collateral.

         Section 2.02. Acceptance by Trust.

         (a) The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the Owner Trustee the computer file or microfiche list relating to the Initial Accounts described in the third paragraph of Section
2.01. The Trust shall maintain all of its right, title and interest in the Indenture Collateral until the Lien of the Indenture is released. The Owner Trustee shall maintain a copy of Schedule 1, as delivered from time to time, at its Corporate Trust Office.

         (b) The Trust hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 and delivered to the Owner Trustee or the Trust, from time to time, except (i) to the Servicer, a Successor Servicer or as required by a Requirement of Law applicable to the Owner Trustee, (ii) in connection with the performance of the Owner Trustee's or the Trust's duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders or (iv) to bona fide creditors or potential creditors of any Account Owner, the Servicer or any Transferor for the limited purpose of enabling any such creditor to identify applicable Receivables or Accounts subject to this Agreement or the Receivables Purchase Agreements. The Trust agrees to take such measures as shall be reasonably requested by any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Transferor or its duly authorized representatives to inspect the Owner Trustee's security and confidentiality arrangements as they specifically relate to the administration of the Trust from time to time during normal business hours upon prior written notice. The Trust shall provide the applicable Transferor with notice five Business Days prior to disclosure of any information of the type described in this Section.

         Section 2.03. Corporate Representations and Warranties of Each Transferor. Each Transferor hereby severally represents and warrants to the Trust (and agrees that the Owner Trustee and the Indenture Trustee may conclusively rely on each such representation and warranty in accepting the Receivables in trust and in authenticating the Notes, respectively) as of each Closing Date (but only if it was a Transferor on such date) that:

                  (a) Organization and Good Standing. Such Transferor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, each Transaction Document to which it is a party and each applicable Participation Interest Supplement.

                  (b) Due Qualification. Such Transferor is duly qualified to do business and is in good standing as a foreign limited liability company or foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Card Agreement relating to an Account specified in a Receivables Purchase Agreement with such Transferor or any Receivable conveyed to the Trust by such Transferor unenforceable by such Transferor or the Trust or (ii) have a material adverse effect on the Noteholders.

                  (c) Due Authorization. (i) The execution and delivery of this Agreement, each Transaction Document to which it is a party and each applicable Participation Interest Supplement by such Transferor and the order to the Owner Trustee to have the Notes authenticated and delivered and the consummation by such Transferor of the transactions provided for in this Agreement, any Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement have been duly authorized by such Transferor by all necessary limited liability company action on the part of such Transferor and (ii) this Agreement, each Transaction Document to which it is a party and each Participation Interest Supplement will remain, from the time of its execution, an official record of such Transferor.

                  (d) No Conflict. The execution and delivery by such Transferor of this Agreement, each Transaction Document to which it is a party and each applicable Participation Interest Supplement, and the performance of the transactions contemplated by this Agreement, each Transaction Document to which it is a party and each applicable Participation Interest Supplement and the fulfillment of the terms hereof and thereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

                  (e) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any Governmental Authority
         (i) asserting the invalidity of this Agreement, any Transaction Document to which it is a party or any applicable Participation Interest Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Document to which it is a party or any applicable Participation Interest Supplement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, any Receivables Purchase Agreement to which it is a party or any applicable Participation Interest Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, any Receivables Purchase Agreement to which it is a party or any applicable Participation Interest Supplement or (v) seeking to affect adversely the income or franchise tax attributes of the Trust under the United States Federal or any State income or franchise tax systems.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the execution and delivery by such Transferor of this Agreement, each Transaction Document to which it is a party and each applicable Participation Interest Supplement and the performance of the transactions contemplated by this Agreement, any each Transaction Document to which it is a party and each applicable Participation Interest Supplement by such Transferor have been duly obtained, effected or given and are in full force and effect.

                  (g) Insolvency. No Insolvency Event with respect to such Transferor has occurred and the transfer of the Receivables by such Transferor to the Trust has not been made in contemplation of the occurrence thereof or with the intent to hinder, delay or defraud such Transferor or the creditors of such Transferor.

         The representations and warranties of each Transferor set forth in this Section shall survive the transfer and assignment by such Transferor of the respective Receivables to the Trust, the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by such Transferor, the Servicer or the Owner Trustee of a breach of any of the representations and warranties by such Transferor set forth in this Section, the party discovering such breach shall give prompt written notice to the other parties and the Indenture Trustee. Such Transferor agrees to cooperate with the Servicer and the Owner Trustee in attempting to cure any such breach.

         Section 2.04. Other Representations and Warranties of Each Transferor.

         (a) Representations and Warranties. Each Transferor hereby severally represents and warrants to the Trust as of the Initial Issuance Date, each Closing Date and, with respect to Additional Accounts, as of the related Addition Date (but only if, in either case, it was a Transferor on such date) that:

                  (i) each Transaction Document to which it is a party, each applicable Participation Interest Supplement and, in the case of Additional Accounts, the related Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (ii) as of the Initial Cut-Off Date with respect to the Initial Accounts (and the Receivables arising therein), and as of the related Removal Date or Addition Cut-Off Date with respect to Removed Accounts or Additional Accounts, respectively (and the Receivables arising therein), the portion of Schedule 1 to this Agreement under such Transferor's name, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred by such Transferor on the Initial Issuance Date or such Addition Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such Addition Cut-Off Date, as the case may be;

                  (iii) each Receivable conveyed to the Trust by such Transferor has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under such Transferor or any of its Affiliates (other than Liens permitted under Section 2.07(b)) and in compliance with all Requirements of Law applicable to such Transferor;

                  (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the conveyance by such Transferor of Receivables to the Trust have been duly obtained, effected or given and are in full force and effect;

                  (v) either this Agreement or, in the case of Supplemental Accounts, the related Assignment constitutes an absolute sale, transfer and assignment to the Trust of all right, title and interest of such Transferor in the Receivables conveyed to the Trust by such Transferor and the proceeds thereof and Recoveries identified as relating to the Receivables conveyed to the Trust by such Transferor or, if this Agreement or, in the case of Additional Accounts, the related Assignment does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof and said Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property and proceeds;

                  (vi) on the Initial Cut-Off Date, each Initial Account specified in Schedule 1 with respect to such Transferor is an Eligible Account and, on the applicable Addition Cut-Off Date, each related Additional Account specified in Schedule 1 with respect to such Transferor is an Eligible Account;

                  (vii) on the Initial Cut-Off Date, each Receivable then existing and conveyed to the Trust by such Transferor is an Eligible Receivable and, on the applicable Addition Cut-Off Date, each Receivable contained in the related Additional Accounts and conveyed to the Trust by such Transferor is an Eligible Receivable;

                  (viii) as of the date of the creation of any new Receivable transferred to the Trust by such Transferor, such Receivable is an Eligible Receivable;

                  (ix) each Account has been randomly selected and no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting such Accounts;

                  (x) except as otherwise expressly provided in this Agreement or any Indenture Supplement, neither such Transferor nor any Person claiming through or under such Transferor has any claim to or interest in the Collection Account, the Special Funding Account, any Series Account or any Series Enhancement;

                  (xi) the aggregate amount of Receivables that arise from Accounts that have Obligors with a billing address outside the United States or its territories is less than 1.0% of the total amount of Receivables in the Trust, and

                  (xii) the aggregate amount of Receivables that arise from Accounts for which the Obligors is an employee of Nordstrom or an Affiliate is less than 6.0% of the total amount of Receivables in the Trust.

         (b) Notice of Breach. The representations and warranties set forth in
Section 2.03 and this Section shall survive the transfers and assignments of the Receivables to the Trust, the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by any Transferor or the Servicer of a breach of any of the representations and warranties set forth in Section 2.03 or this Section, the party discovering such breach shall give notice to the other parties within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice.

         Section 2.05. Reassignment of Ineligible Receivables.

         (a) Reassignment of Receivables. In the event (i) any representation or warranty contained in Section 2.04(a)(ii), (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and such breach has a material adverse effect on any Receivable (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) unless cured within 60 days (or, if the Transferor is diligently pursuing a cure of such breach, 150 days) after the earlier to occur of the discovery thereof by the Transferor which conveyed such Receivables to the Trust or receipt by such Transferor of written notice thereof given by the Trust, the Indenture Trustee or the Servicer, (ii) any representation or warranty contained in Section 2.04(a)(iii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable and such breach has a material adverse effect on any Receivable (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) or (iii) it is so provided in Section 2.07(a) with respect to any Receivables conveyed to the Trust by such Transferor, then such Transferor shall accept reassignment of all Receivables in the related Account ("Ineligible Receivables") on the terms and conditions set forth in Section 2.05(b).

         (b) Price of Reassignment. The Servicer shall deduct the portion of such Ineligible Receivables reassigned to each Transferor which are Principal Receivables from the aggregate amount of Principal Receivables used to calculate the Transferor Interest. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Interest, the Transferor Interest would be less than the Required Transferor Interest, not later than 1:00 p.m., New York City time, two Business Days after which such reassignment obligation arises, the applicable Transferor shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Interest would be below the Required Transferor Interest (up to the amount of such Principal Receivables).

         Upon reassignment of any Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the applicable Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all Recoveries related thereto, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The obligation of each Transferor to accept reassignment of any Ineligible Receivables conveyed to the Trust by such Transferor, and to make the deposits, if any, required to be made to the Special Funding Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Trust, the Noteholders (or the Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Notwithstanding any other provision of this Section, a reassignment of an Ineligible Receivable in excess of the amount that would cause the Transferor Interest to be less than the Required Transferor Interest shall not occur if the applicable Transferor fails to make any deposit required by this Section with respect to such Ineligible Receivable. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the applicable Transferor to effect the conveyance of such Ineligible Receivables pursuant to this Section, but only upon receipt of an Officer's Certificate from such Transferor that states that all conditions set forth in this Section have been satisfied.

         Section 2.06. Reassignment of Trust Portfolio. In the event any representation or warranty of a Transferor set forth in Section 2.03(a) or (c) or Section 2.04(a)(i) or (v) is not true and correct in any material respect and such breach has a material adverse effect on the Receivables or Participation Interests conveyed to the Trust by such Transferor or the availability of the proceeds thereof to the Trust (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement), then either the Trust, the Indenture Trustee or the Holders of Notes evidencing not less than 50% of the Outstanding Amount of the Notes of all Series, by notice then given to such Transferor and the Servicer (and to the Trust and Indenture Trustee if given by the Noteholders), may direct such Transferor to accept a reassignment of the Receivables and any Participation Interests conveyed to the Trust by such Transferor if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or, if the Transferor is diligently pursuing a cure of such breach, 150 days), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such Receivables and Participation Interests will not be reassigned to such Transferor if, on any day prior to the end of such 60-day or longer period (i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) such Transferor shall have delivered to the Trust a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty has become true and correct.

         The applicable Transferor shall deposit in the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, two Business Days after which such reassignment obligation arises, in payment for such reassignment, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Noteholders on such Distribution Date in accordance with the terms of each Indenture Supplement. If the Trust, the Indenture Trustee or the Noteholders give notice directing the applicable Transferor to accept a reassignment of the Receivables and Participation Interests as provided above, the obligation of such Transferor to accept such reassignment pursuant to this Section and to make the deposit required to be made to the Collection Account as provided in this paragraph shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section available to the Noteholders (or the Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Upon reassignment of the Receivables and the Participation Interests on such Distribution Date, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables and the Participation Interests, all Recoveries allocable to the Trust, and all monies and amounts due or to become due with respect thereto and all proceeds thereof. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such property pursuant to this Section.

         Section 2.07. Covenants of each Transferor. Each Transferor hereby severally covenants that:

                  (a) Receivables Not Evidenced by Promissory Notes. Except in connection with its enforcement or collection of any Receivable, such Transferor will take no action to cause any Receivable conveyed by it to the Trust to be evidenced by any instrument (as defined in the UCC) and if any such Receivable is so evidenced (whether or not in connection with the enforcement or Collection of a Receivable) it shall be deemed to be an Ineligible Receivable and shall be reassigned to such Transferor in accordance with Section 2.05(b).

                  (b) Security Interests. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or Participation Interest conveyed by it to the Trust, whether now existing or hereafter created, or any interest therein, and such Transferor shall defend the right, title and interest of the Trust and the Indenture Trustee in, to and under the Receivables and any Participation Interest, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor; provided, however, that nothing in this Section shall prevent or be deemed to prohibit such Transferor from suffering to exist upon any of the Receivables transferred by it to the Trust any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if such Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (c) Transferor Interest. Except for the conveyances hereunder, in connection with any transaction permitted by Section 4.02(a)(i) and as provided in Section 2.09(d) of this Agreement or Section 2.12 of the Master Indenture such Transferor agrees not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferor Interest, the Transferor Certificate or any Supplemental Certificate and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void; provided, however, that nothing in this Section shall prevent the owner of an interest in the Transferor Interest from granting to an Affiliate a participation interest or other beneficial interest in the rights to receive cash flows related to the Transferor Interest, if (i) such interest does not grant such Affiliate any rights hereunder or under any other Transaction Document or delegate to such Affiliate any obligations or duties hereunder or under any other Transaction Document, (ii) after giving effect to such transfer, the interest in the Transferor's Interest owned directly by the Transferor represents an undivided ownership interest in 2.0% or more of the Trust Assets and (iii) a Tax Opinion shall have been delivered to each Trustee.

                  (d) Delivery of Collections or Recoveries. In the event that such Transferor receives Collections or Recoveries, such Transferor agrees to pay the Servicer all such Collections and Recoveries as soon as practicable after receipt thereof but in no event later than two Business Days after the Date of Processing.

                  (e) Notice of Liens. Such Transferor shall notify the Trust, the Indenture Trustee and each Series Enhancer promptly after becoming aware of any Lien on any Receivable (or on the underlying receivable) or Participation Interest conveyed by it to the Trust other than the conveyances hereunder and under any Receivables Purchase Agreement to which it is a party and the Indenture.

                  (f) Notice of Change in Credit Card Guidelines. The Transferor shall notify the Rating Agencies of any materially adverse change in the Credit Card Guidelines.

                  (g) Continuous Perfection. The Transferor shall not change its name, identity or structure in any manner that might cause any financing or continuation statement filed pursuant to this Agreement to be misleading unless the Transferor shall have delivered to the Trust at least 30 days' prior written notice thereof and, no later than 30 days after making such change, shall have taken all action necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. The Transferor shall not change the jurisdiction under whose laws it is organized, its chief executive office or change the location of its principal records concerning the Receivables unless it has delivered to the Trust at least 30 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Trust in the Receivables to continue to be perfected with the priority required by this Agreement.

                  (h) Interchange. With respect to any Distribution Date, on or prior to the immediately preceding Determination Date, the Servicer shall notify the Transferor of the amount of Interchange required to be included as Collections of Finance Charge Receivables with respect to such Monthly Period, which amount for any Series shall be specified in the related Indenture Supplement. Not later than 1:00 p.m., New York City time, on the related Transfer Date, the Transferor shall deposit, or cause to be deposited, into the Collection Account, in immediately available funds, the amount of the Interchange to be so included as Collections of Finance Charge Receivables with respect to such Monthly Period.

         Section 2.08. Covenants of each Transferor with Respect to Receivables Purchase Agreements.

                  (a) Each Transferor hereby covenants that it will at all times enforce the covenants and agreements of the Account Owners under the terms of the Receivables Purchase Agreements to which it is a party, including covenants to the effect set forth below:

                           (i) Periodic Rate Finance Charges and Other Fees.
                  Except (A) as otherwise required by any Requirements of Law or
                  (B) as is deemed by the Account Owner to be necessary in order for it to maintain its credit card business on a competitive basis based on a good faith assessment by it of the nature of its competition in the credit card business, it shall not at any time reduce the Periodic Rate Finance Charges assessed on the Receivables transferred by it to the Transferor or other fees charged on any of the Accounts owned by it if either (1) as a result of any such reduction, such Account Owner's reasonable expectation is that such reduction will cause a Redemption Event or Event of Default to occur or (2) such reduction is not also applied to all comparable segments of VISA(R) or other retail consumer revolving credit card accounts owned by such Account Owner which have characteristics the same as, or substantially similar to, such Accounts.

                           (ii) Credit Card Agreements and Guidelines. Such
                  Account Owner shall comply with and perform its obligations under the Credit Card Agreements relating to the Accounts owned by it and the Credit Card Guidelines except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Noteholders. Subject to compliance with all Requirements of Law and Section 2.08(a)(i), such Account Owner may change the terms and provisions of the Credit Card Agreements or the Credit Card Guidelines with respect to any of the Accounts owned by it in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges and other fees to be assessed thereon) only if such change is made applicable to all comparable segments of VISA(R) or other retail consumer revolving credit card accounts owned by such Account Owner which have characteristics the same as, or substantially similar to, such Accounts. Notwithstanding the foregoing, unless required by Requirements of Law or as permitted by Section 2.08(a), no Account Owner will take any action with respect to the applicable Credit Card Agreements or the applicable Credit Card Guidelines, which, at the time of such action, the Account Owner reasonably believes will have a material adverse effect on the Noteholders.

                  (iii) Receivables Purchase Agreement. The Transferor, in its capacity as Purchaser of Receivables from the Seller under the Receivables Purchase Agreement, shall enforce the covenants and agreements of the Seller as set forth in such Receivables Purchase Agreement, where a failure of the Seller to comply would have an Adverse Effect.

         (b) New or Amendments to Receivables Purchase Agreements.

         Each Transferor further covenants that it will not enter into any amendments to a Receivables Purchase Agreement or enter into a new Receivables Purchase Agreement unless the Rating Agency Condition has been satisfied.

         Section 2.09. Addition of Accounts.

         (a) Additional Accounts.

                  (i) Required Additions. If on any Business Day, either (A) the Transferor Interest is less than the Required Transferor Interest or
         (B) the total amount of Principal Receivables is less than the Required Minimum Principal Balance on such Business Day, the Transferor shall on or prior to the close of business on the second Business Day following such Business Day (the "Required Designation Date"), unless the Transferor Interest exceeds the Required Transferor Interest and the total amount of Principal Receivables exceeds the Required Minimum Principal Balance, in each case, as of the close of business on such Required Designation Date, cause to be designated additional Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount such that, after giving effect to such addition, the Transferor Interest as of the close of business on the applicable Addition Date, is at least equal to the Required Transferor Interest and the aggregate principal balance of Principal Receivables, plus the then outstanding principal amount of any Participation Interests conveyed to the Trust as of the close of business on the Addition Date, is at least equal to the Required Minimum Principal Balance on such date. The Transferor shall promptly give notice to each Rating Agency of any obligation of the Transferor to designate Accounts pursuant to the preceding sentence. The failure of any condition set forth in Section 2.09(c) shall not relieve the Transferor of its obligation pursuant to this paragraph; provided, however, that the failure of the Transferor to transfer Receivables to the Trust as provided in this clause solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Agreement; provided further, that any such failure which has not been timely cured may nevertheless result in the occurrence of a Pay Out Event.

                  (ii) Optional Participation Interests. In lieu of, or in addition to, designating Additional Accounts pursuant to Section 2.09(a)(i), the Transferor may, subject to the conditions specified in
         Section 2.09(c), convey to the Trust participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables and any interests in any of the foregoing, including securities representing or backed by such receivables and collections thereon ("Participation Interests"). The addition of Participation Interests in the Trust shall be effected by a Participation Interest Supplement, dated the applicable Addition Date and entered into pursuant to Section 9.01(a).

                  (iii) Optional Additions. In addition to designating Additional Accounts pursuant to clause (i) above, the Transferor, subject to the conditions set forth in this Section, may elect on any date to designate Eligible Accounts to the Trust and/or to automatically convey newly originated Eligible Receivables to the Trust upon their establishment. The Transferor hereby elects to automatically convey newly originated Eligible Receivables to the Trust upon their establishment. The Transferor shall be permitted to transfer Eligible Receivables to the Trust pursuant to this clause as long as (A) the number of new Accounts and the amount of Receivables arising from such Accounts designated during any fiscal year do not exceed 20% of the total amount of Accounts designated to the Trust and Receivables in the Trust, respectively, as of the first day of such year fiscal year or
         (B) for any fiscal quarter, the number of new Accounts and the amount of Receivables arising from such Accounts designated during such fiscal quarter do not exceed 15% of the total amount of Accounts designated to the Trust and Receivables in the Trust, respectively, as of the first day of such quarter. The Transferor shall give prompt notice to each Rating Agency if any of the limits set forth in the preceding sentence have been exceeded. If the Transferor elects to suspend or terminate the automatic addition of Eligible Receivables, it shall do so only upon providing the Indenture Trustee, the Trust, the Rating Agencies and the Servicer with notice thereof.

         (b) Restricted Additions. Each Transferor may from time to time, at its sole discretion, subject to the conditions specified in Section 2.09(c), designate additional Eligible Accounts to be included as Accounts or Participation Interests to be included as Trust Assets, in either case as of the applicable Addition Date.

         (c) Conditions to Required Additions, Optional Participation Interests and Restricted Additions. On the Addition Date with respect to any Supplemental Accounts or Participation Interests designated pursuant to Section 2.09(a) or
(b), the Transferor shall transfer the Receivables in such Supplemental Accounts (and such Supplemental Accounts shall be deemed to be Accounts for purposes of this Agreement) or shall transfer such Participation Interests, in each case as of the close of business on the applicable Addition Date, subject to the satisfaction of the following conditions:

                  (i) on or before the tenth Business Day immediately preceding the Addition Date, each Participating Transferor shall have given the Trust, the Indenture Trustee and each Rating Agency written notice that the Supplemental Accounts or Participation Interests will be included and specifying the applicable Addition Date, the Addition Cut-Off Date and the approximate number of accounts expected to be added and the approximate aggregate balances expected to be outstanding in the accounts to be added (in the case of Supplemental Accounts);

                  (ii) in the case of Supplemental Accounts, the Participating Transferor shall have delivered to the Trust and the Indenture Trustee copies of UCC-1 financing statements covering such Supplemental Accounts, if necessary to perfect the Trust's interest in the Receivables arising therein;

                  (iii) as of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Participating Transferor or the Account Owner of the Supplemental Accounts shall have occurred nor shall the transfer of the Receivables arising in the Supplemental Accounts or of the Participation Interests to the Trust have been made in contemplation of the occurrence thereof or with the intent to hinder, delay or defraud the Transferor or the creditors of the Transferor;

                  (iv) the Rating Agency Condition shall have been satisfied with respect to such Addition;

                  (v) each Participating Transferor shall have delivered to the Trust and the Indenture Trustee an Officer's Certificate, dated the Addition Date, stating that (A) in the case of Supplemental Accounts, as of the applicable Addition Cut-Off Date, the Supplemental Accounts are all Eligible Accounts, (B) to the extent applicable, the conditions set forth in Sections 2.09(c)(ii) through (c)(iv) and (c)(viii) have been satisfied and (C) such Participating Transferor reasonably believes that the addition by such Participating Transferor of the Receivables arising in the Supplemental Accounts or of the Participation Interests to the Trust will not, based on the facts known to such officer at the time of such addition, then or thereafter result in an Adverse Effect with respect to any Series;

                  (vi) on or prior to each Distribution Date, the Participating Transferors shall have delivered to the Trust, the Indenture Trustee and each Rating Agency, an Opinion of Counsel substantially in the form of Exhibit D-2 with respect to the Supplemental Accounts, if any, included as Accounts during the related Monthly Periods ending prior to such Distribution Date; the opinion delivery requirement set forth in the immediately preceding sentence may be modified provided that the Rating Agency Condition is satisfied;

                  (vii) in the case of designation of Supplemental Accounts, Participating Transferors shall have delivered to the Owner Trustee (A) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such Supplemental Accounts and (B) a duly executed Assignment; and

                  (viii) to the extent required by Section 4.03, the Servicer shall have deposited in the Collection Account all Collections with respect to such Supplemental Accounts since the Addition Cut-off Date.

         (d) Additional Transferors. Upon satisfaction of the Rating Agency Condition, the Transferor may designate Additional Transferors under this Agreement in an amendment hereto pursuant to Section 9.01(a) and, in connection with such designation, the Transferor shall surrender the Transferor Certificate to the Owner Trustee in exchange for a newly issued Transferor Certificate modified to reflect such Additional Transferor's interest in the Transferor Interest; provided, however, that prior to any such designation and exchange the conditions set forth in clauses (iii) and (v) of Section 3.06(b) of the Trust Agreement shall have been satisfied with respect thereto.

         Section 2.10. Removal of Accounts and Participation Interests.

         (a) Once per Monthly Period, each Transferor shall have the right to require the reassignment to it or its designee of all the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all Recoveries related thereto after the Removal Date, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds thereof in or with respect to certain specified Accounts (the "Removed Accounts") or Participation Interests conveyed to the Trust by such Transferor (the "Removed Participation Interests") (unless otherwise set forth in the applicable Participation Interest Supplement or Indenture Supplement) and designated for removal by the Transferor, upon satisfaction of the following conditions:

                  (i) on or before the fifth Business Day preceding the Removal Date, such Transferor shall have given written notice to the Trust, the Indenture Trustee, the Servicer, the Rating Agency and each Series Enhancer (unless such notice requirement is otherwise waived) of such removal and specifying the Removal Date;

                  (ii) on or prior to the date that is five Business Days on or before the Removal Date, such Transferor shall amend Schedule 1 by delivering to the Owner Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the date notice of the Removal Date is given, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account;

                  (iii) the removal will not cause the Transferor Interest to be less than the Required Transferor Interest;

                  (iv) such Transferor shall have represented and warranted as of the Removal Date that the list of Removed Accounts delivered pursuant to clause (ii) above, as of the Removal Date, is true and complete in all material respects;

                  (v) the Rating Agency Condition shall have been satisfied with respect to the removal of the Removed Accounts and removed Participation Interests;

                  (vi) such Transferor shall have delivered to the Trust and the Indenture Trustee an Officer's Certificate, dated the Removal Date, to the effect that such Transferor reasonably believes that (A) such removal will not have a material adverse effect on the Noteholders, (B) such removal will not result in the occurrence of a Pay Out Event or Event of Default, and (C) random selection procedures were used and no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting the Removed Accounts; and

                  (vii) as of the Removal Date, no more than 10% of the Receivables outstanding are more than 30 days Contractually Delinquent.

         (b) Upon satisfaction of the above conditions, the Trust shall execute and deliver to such Transferor a Reassignment and shall, without further action, be deemed to transfer, assign, set over and otherwise convey to such Transferor or its designee, effective as of the Removal

Date, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables arising in the Removed Accounts and Removed Participation Interests, all Recoveries related thereto, all monies due and to become due and all amounts received or receivable with respect thereto after the Removal Date and all proceeds thereof and any Insurance Proceeds relating thereto. The Trust and Owner Trustee may conclusively rely on the Officer's Certificate delivered pursuant to this Section and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no personal liability in so relying.

         (c) Notwithstanding the foregoing, upon the effective date of any rules promulgated under the Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities ("FAS 140") that would preclude sale accounting treatment for the conveyance of the Receivables for FAS 140 purposes because of the existence or continued effectiveness of the removal provisions of this Section 2.10, then the Transferor shall no longer have the right to so remove accounts and the provisions of this Section 2.10 shall no longer be in effect.

         Section 2.11. Account Allocations. In the event that a Transfer Restriction Event occurs with respect to a Transferor, then, (i) such Transferor and the Servicer agree (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections of Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections but for such Transferor's inability to transfer Receivables (up to an aggregate amount equal to the amount of Receivables transferred to the Trust by such Transferor in the Trust on such date), (ii) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with Article Eight of the Master Indenture and the terms of each Indenture Supplement and (iii) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (i) and
(ii) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for such Transferor's inability to transfer Receivables to the Trust which are charged off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article Eight of the Master Indenture and the terms of each Indenture Supplement. For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in the Trust as of the date of the occurrence of such event. If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with Article Eight of the Master Indenture and the terms of each Indenture Supplement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article Eight of the Master Indenture and the terms of each Indenture Supplement.

         Section 2.12. Discount Option.

         (a) The Transferor shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percentage"), of all or any specified portion of Principal Receivables existing on or after the Discount Option Date to be treated as Discount Option Receivables and thereafter treated as Finance Charge Receivables. As of the Closing Date, the Discount Percentage is 1.0%. Upon satisfaction of the Rating Agency Condition, the Transferor shall also have the option of increasing, reducing or withdrawing the Discount Percentage, at any time and from time to time, on and after the applicable Discount Option Date. The Transferor shall provide to the Servicer, the Trustees and any Rating Agency 30 days' prior written notice of the Discount Option Date, and such designation shall become effective on the Discount Option Date (i) unless such designation in the reasonable belief of the Transferor would cause a Redemption Event or Event of Default with respect to any Series to occur, or an event which, with notice or lapse of time or both, would constitute a Redemption Event or Event of Default with respect to any Series and (ii) only if the Rating Agency Condition shall have been satisfied with respect to such designation.

         (b) After the Discount Option Date, Discount Option Receivable Collections shall be treated as Collections of Finance Charge Receivables.

         Section 2.13. Representations and Warranties as to the Security Interest of the Trust in the Receivables. The Transferor makes the following representations and warranties to the Trust. The representations and warranties speak as of the execution and delivery of this Agreement and as of each Closing Date. Such representations and warranties shall survive the sale, transfer and assignment of the Receivables to the Trust, the pledge thereof to the Indenture Trustee and the termination of this Agreement and shall not be waived by any party hereto unless the Rating Agency Condition is satisfied.

         (a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Indenture Collateral in favor of the Trust, which security interest is prior to all other Liens other than the Lien of the Indenture, and is enforceable as such as against creditors of and purchasers from the Transferor.

         (b) The Receivables constitute "accounts" within the meaning of the applicable UCC.

         (c) The Transferor owns and has good and marketable title to the Indenture Collateral free and clear of any Lien, claim or encumbrance of any Person.

         (d) The Transferor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Indenture Collateral granted to the Trust hereunder.

         (e) Other than the security interest granted to the Trust pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Indenture Collateral. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Indenture Collateral other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

                                  ARTICLE THREE

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

         Section 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer.

         (a) Nordstrom fsb agrees to act as the Servicer under this Agreement and the Noteholders, by their acceptance of Notes or a beneficial interest therein, consent to Nordstrom fsb acting as Servicer.

         (b) As agent for each Transferor and the Trust, the Servicer shall service and administer the Receivables (including the underlying receivables) and any Participation Interests, shall collect and deposit into the Collection Account amounts received under the Receivables (including the underlying receivables) and any Participation Interests and shall charge off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines and the Transaction Documents. As agent for each Transferor and the Trust, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem reasonably necessary or desirable, including, but not limited to, billing, collecting and remitting Collections, providing customer service and performing other activities customary in servicing credit card receivables. Without limiting the generality of the foregoing and subject to Section 7.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default, (i) to instruct the Owner Trustee or the Indenture Trustee to make withdrawals and payments from the Collection Account, the Special Funding Account and any Series Account, as set forth in this Agreement, the Master Indenture or any Indenture Supplement, (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement, the Master Indenture or any Indenture Supplement, (iii) to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Receivable and (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or other laws or regulations. The Owner Trustee and the Indenture Trustee upon written request therefor shall furnish the Servicer with any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         (c) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other credit card receivables.

         (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the Trust or the Noteholders.

         (e) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the Trust and the servicing activities hereunder including expenses related to enforcement of the Receivables, fees and disbursements of the Owner Trustee (as such and in its individual capacity including amounts owed to the Owner Trustee under the Trust Agreement, the Administrator and the Indenture Trustee (including the reasonable fees and expenses of its outside counsel) and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements, the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange and any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust's assets that are not expressly stated in this Agreement to be payable by the Trust or the Transferor (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Trust).

         (f) The Servicer agrees at its own cost and expense to maintain during the term of this Agreement adequate fidelity bond coverage of the officers and employees of the Servicer (as well as any temporary personnel if not covered by their agency's insurance) who handle or may have occasion to handle or control any funds handled by the Servicer, documents and/or papers relating to the Receivables. Such fidelity bond shall be in form and substance reasonable and customary for companies which service credit card receivables, shall protect against losses, including losses resulting from forgery, theft, embezzlement and fraud, and the coverage under the fidelity bond shall be at least $5,000,000. The Servicer shall furnish to the Administrator certification by the carrier of such fidelity coverage attesting to the form or type of bond evidencing such coverage, together with the amount, term, date of commencement, anniversary or renewal date and name of insured and affirmatively assuring the Administrator that such coverage cannot be materially changed, other than by an increase in amount, or canceled without 30 days' prior written notice to the Administrator.

         (g) The Servicer is authorized, in it own name, in the name of the Trust or in the name of the Trustee on behalf of the Trust, to commence, defend against or otherwise participate in a proceeding relating to or involving the protection or enforcement of the interests of the Trust or the Trustee on behalf of the Trust. If the Servicer commences or participates in a legal proceeding in its own name, each such party shall thereupon be deemed to have automatically assigned its interest in (excluding legal title to) the related Receivable to the Servicer to the extent necessary for the purposes of such proceeding.

         Section 3.02. Servicing Compensation. As compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive the Servicing Fee with respect to each Monthly Period, payable on the related Distribution Date. The Monthly Servicing Fee allocable to a Series of Notes with respect to any Monthly Period (the "Monthly Servicing Fee") shall be determined in accordance with the relevant Indenture Supplement. The portion of the Servicing Fee with respect to any Monthly Period not paid pursuant to the preceding sentence shall be paid by the

Holders of the Transferor Certificates on the related Distribution Date and in no event shall the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the Noteholders of any Series or any Series Enhancer be liable for the share of the Servicing Fee with respect to any Monthly Period to be paid by the Holders of the Transferor Certificates.

         Section 3.03. Representations, Warranties and Covenants of the
Servicer.

         (a) Nordstrom fsb, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants on which the Trust and the Indenture Trustee shall be deemed to have relied in accepting the Receivables in trust and in entering into the Indenture:

                  (i) Organization and Good Standing. The Servicer is a federal savings bank duly organized and validly existing in good standing under the laws of the United States and has, in all material respects, full power and authority to own its properties and conduct its credit card servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (ii) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation or other foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables (including the underlying receivables) and any Participation Interests as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement.

                  (iii) Due Authorization. The execution, delivery, and performance of this Agreement and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or the rights of creditors of federally chartered savings associations the deposit accounts of which are insured by the FDIC or which are subject to regulation by the FDIC or by general principles of equity.

                  (v) No Conflict. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

                  (vi) No Violation. The execution and delivery of this Agreement by the Servicer, the performance of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof applicable to the Servicer will not conflict with or violate any Requirements of Law applicable to the Servicer or conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its properties are bound.

                  (vii) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement and the other Transaction Documents.

                  (viii) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable (and the underlying receivable) and the related Account, if any, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account, if any, and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have an Adverse Effect.

                  (ix) No Rescission or Cancellation. Subject to Section 3.09, the Servicer shall not permit any rescission or cancellation of any Receivable (or the underlying receivable) except in accordance with the Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (x) Protection of Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would substantially impair the rights of the Trust, the Indenture Trustee or the Noteholders in any Receivable (or the underlying receivable) or the related Account, if any, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Credit Card Guidelines.

                  (xi) Receivables Not Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced (whether or not in connection with the enforcement or collection of an Account) it shall be reassigned or assigned to the Servicer as provided in this Section.

                  (xii) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

         (b) In the event (i) any of the representations, warranties or covenants of the Servicer contained in Section 3.03(a)(viii), (ix) or (x) with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on such Receivable (which determination shall be made without regard to whether funds are then available to any Noteholders pursuant to any Series Enhancement) and is not cured within 60 days (or such longer period, not in excess of 150 days, as may be agreed to by the Indenture Trustee and the Transferor) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Indenture Trustee or the Transferor, or (ii) as provided in Section 3.03(a)(xi) with respect to any Receivable, all Receivables in the Account or Accounts to which such event relates shall be assigned and transferred to the Servicer ("Servicer Repurchase Receivables") on the terms and conditions set forth below.

         The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds two Business Days after which such assignment obligation arises in an amount equal to the amount of such Receivables.

         Upon each such reassignment or assignment to the Servicer, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivables, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section but only upon receipt of an Officer's Certificate of the Servicer that states that all conditions set forth in this section have been satisfied. The obligation of the Servicer to accept reassignment or assignment of such Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Noteholders (or the Indenture Trustee on behalf of Noteholders) or any Series Enhancer, except as provided in Section 5.04.

         Section 3.04. Reports and Records for the Owner Trustee and the Indenture Trustee.

         (a) Daily Records. On each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer for inspection by the Owner Trustee and the Indenture Trustee upon request a record setting forth (i) the Collections in respect of Principal Receivables and in respect of Finance Charge Receivables processed by the Servicer on the second preceding Business Day in respect of each Account and (ii) the amount of Receivables as of the close of business on the second preceding Business Day in each Account. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Owner Trustee and the Indenture Trustee at the office of the Servicer on any Business Day any computer programs necessary to make such identification. The Owner Trustee and the Indenture Trustee shall enter into such reasonable confidentiality agreements as the Servicer shall deem necessary to protect its interests and as are reasonably acceptable in form and substance to the Owner Trustee and the Indenture Trustee.

         (b) Monthly Servicer's Certificate. Not later than the Determination Date preceding each Distribution Date, the Servicer shall, with respect to each outstanding Series, deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency a certificate of an Authorized Officer in substantially the form set forth in the related Indenture Supplement.

         Section 3.05. Annual Certificate of Servicer. The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before April 30 of each calendar year, beginning with April 30, 2003, an Officer's Certificate substantially in the form of Exhibit C.

         Section 3.06. Annual Servicing Report of Independent Public Accountants; Copies of Reports Available.

         (a) On or before April 30 of each fiscal year, beginning with April 30, 2003, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor or any Account Owner) to furnish a report (addressed to the Indenture Trustee) to the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of the Receivables under this Agreement, the Master Indenture and each Indenture Supplement for the prior fiscal year (or since the effective date of this Agreement in the case of the first such report) and that, on the basis of such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe that the servicing (including the allocation of Collections set forth in Article Eight of the Master Indenture and in each Indenture Supplement) has not been conducted in compliance with the terms and conditions set forth in Article Three and Section 5.08 of this Agreement, Article Eight of the Master Indenture and the applicable provisions of each Indenture Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed.

         (b) On or before April 30 of each fiscal year, beginning with April 30, 2003, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or Transferor) to furnish a report to the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's certificates delivered pursuant to Section 3.04(b) during the period covered by such report with the Servicer's computer reports that were the source of such amounts and that on the basis of such agreed-upon procedures and comparison, and that such amounts are in agreement, except for such exceptions as are immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed.

         (c) In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section, the Servicer shall direct the Indenture Trustee in writing to so agree; provided, however, that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         (d) A copy of each certificate and report provided pursuant to Section 3.04(b), or Section 3.05 or 3.06, may be obtained by any Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to the Corporate Trust Office.

         Section 3.07. Tax Treatment. Unless otherwise specified in the Master Indenture or an Indenture Supplement with respect to a particular Series, the Transferor has entered into this Agreement, and the Notes will be issued, with the intention that, for federal, State and local income and franchise tax purposes, (i) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness secured by the Receivables and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation. The Transferor, by entering into this Agreement, and each Noteholder, by the acceptance of any such Note (and each Note Owner, by its acceptance of an interest in the applicable
Note), agree to treat such Notes for federal, State and local income and franchise tax purposes as indebtedness of the Transferor. Each Holder of such Note agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by Section 6.13 of the Master Indenture, shall not file tax returns or obtain any federal employer identification number for the Trust but shall treat the Trust as a security device for federal income tax purposes. The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

         Section 3.08. Notices to Nordstrom fsb. In the event that Nordstrom fsb is no longer acting as Servicer, any Successor Servicer shall deliver or make available to Nordstrom fsb each certificate and report required to be provided thereafter pursuant to Sections 3.04(b), 3.05 and 3.06.

         Section 3.09. Adjustments.

         (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to a cardholder, or because such Receivable was created in respect of merchandise which was refused or returned by a cardholder, then, in any such case, the amount of Principal Receivables used to calculate the Transferor Interest, and (unless otherwise specified) any other amount required herein or in the Master Indenture or any

Indenture Supplement to be calculated by reference to the amount of Principal Receivables, will be reduced by the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferor Interest and (unless otherwise specified) any other amount required herein or in any Indenture Supplement to be calculated by reference to the amount of Principal Receivables will be reduced by the principal amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in Section 2.07(b) was breached. Any adjustment required pursuant to either of the two preceding sentences shall be made on the second Business Day after which such adjustment obligation arises. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Interest, the Transferor Interest would be less than the Required Transferor Interest, not later than 1:00 p.m., New York City time, on the second Business Day after which such adjustment obligation arises, the Transferor shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Interest would be less than the Required Transferor Interest, due to adjustments with respect to Receivables conveyed by such Transferor (up to the amount of such Principal Receivables).

         (b) If the Servicer (i) makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the foregoing, adjustments made pursuant to this Section shall not require any change in any report previously delivered pursuant to Section 3.04(a).

         Section 3.10. Reports to the Commission. The Servicer shall, on behalf of the Trust, cause to be filed with the Commission all periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. The Transferor shall, at its own expense, cooperate in any reasonable request of the Servicer in connection with such filings.

         Section 3.11. Reports to Rating Agencies. Not later than each Determination Date, the Servicer shall deliver to each Rating Agency a written report (unless one or more of such Rating Agencies agrees in writing to waive receipt of such reports, in which case, the reports need not be delivered to the Rating Agency or Rating Agencies which waived the requirement) setting forth, as of the last day of the related Monthly Period, the number of Accounts which were with Obligors that had addresses located outside the United States and its territories, and the amount of Principal Receivables in such Accounts; provided that the foregoing report shall not be required if the number of such Accounts is less than 1.0% of all Accounts and the amount of Principal Receivables in such Accounts is less than 1.0% of all Principal Receivables, in each case as of the end of such Monthly Period.

                                  ARTICLE FOUR

                            OTHER TRANSFEROR MATTERS

         Section 4.01. Liability of each Transferor. Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement. Each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

         Section 4.02. Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.

         (a) No Transferor shall dissolve, liquidate, consolidate with or merge into any other corporation or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless:

                  (i) (A) the entity formed by such consolidation or into which such Transferor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Transferor substantially as an entirety shall be, if such Transferor is not the surviving entity, organized and existing under the laws of the United States or any State, and shall be a depository institution or other entity which is not eligible to be a debtor in a case under Title 11 of the United States Code or is a special purpose entity whose powers and activities are limited to substantially the same degree as provided in the certificate of formation of the Transferor, and, if such Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee, in form reasonably satisfactory to the Trust and the Indenture Trustee, the performance of every covenant and obligation of such Transferor hereunder, and (B) such Transferor or the surviving entity, as the case may be, has delivered to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity, and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (ii) the Rating Agency Condition shall have been satisfied with respect to such consolidation, merger, conveyance or transfer; and

                  (iii) the relevant Transferor shall have delivered to the Trust, the Indenture Trustee and each Rating Agency a Tax Opinion, dated the date of such consolidation, merger, conveyance or transfer, with respect thereto.

         (b) Except as permitted by Section 2.07(c), the obligations, rights or any part thereof of each Transferor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of any Transferor hereunder except for conveyances, mergers, consolidations, assumptions, sales or transfers
(i) in accordance with the provisions of the foregoing paragraph and (ii) to other entities (A) which such Transferor and the Servicer determine will not result in an Adverse Effect, (B) which meet the requirements of Section 4.02(a)(ii) and (a)(iii) and (C) for which the related purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee in writing in form satisfactory to the Trust and the Indenture Trustee, the performance of every covenant and obligation of such Transferor thereby conveyed.

         Section 4.03. Limitations on Liability of Each Transferor. Subject to
Section 4.01, no Transferor nor any of its directors, officers, employees, incorporators or agents acting in such capacities shall be under any liability to the Trust, either Trustee, the Noteholders, any Series Enhancer or any other Person for any action taken, or for refraining from the taking of any action, in good faith in such capacities pursuant to this Agreement, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement, the Master Indenture and any Indenture Supplement and the issuance of the Notes; provided, however, that this provision shall not protect any Transferor or any such individual against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Transferor and any director, officer, employee or agent of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

                                  ARTICLE FIVE

                     OTHER MATTERS RELATING TO THE SERVICER

         Section 5.01. Liability of the Servicer. The Servicer shall be liable under this Article only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

         Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

         (a) (i) the entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially in their entirety shall be, if the Servicer is not the surviving entity, a corporation or a depository institution organized and existing under the laws of the United States or any State, and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trust, Owner Trustee and the Indenture Trustee, in form satisfactory to the Trust, Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of the Servicer hereunder;

                  (i) the Servicer has delivered to the Trust, Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale comply with this Section and that all conditions precedent herein provided for relating to such transaction are in compliance; and

                  (ii) the Rating Agency Condition shall have been satisfied with respect to such consolidation, merger or transfer or assets; and

         (b) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially in their entirety shall be an Eligible Servicer.

         Section 5.03. Limitation on Liability of the Servicer and Others. Except as provided in Section 3.01(e) and Section 5.04, neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust, either Trustee, the Noteholders, any Series Enhancer or any other Person for any action taken, or for refraining from the taking of any action, in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder.

         Section 5.04. Servicer Indemnification of the Trust and the Trustees. The Servicer shall indemnify and hold harmless each of the Trust, the Owner Trustee (as such and in its individual capacity), the Indenture Trustee and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Transfer Agent and Registrar or as Paying Agent) and their respective directors, officers, employees and agents from and against any and all loss, liability, claim, expense or damage suffered or sustained by reason of (i) any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement or (ii) the administration by the Owner Trustee or the Indenture Trustee of the Trust or the performance by the Indenture Trustee of its duties under the Indenture (other than such as may arise from the gross negligence or willful misconduct of the Owner Trustee or the negligence or willful misconduct of the Indenture Trustee, as applicable), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim. Indemnification pursuant to this Section shall not be payable from the Trust Assets. The Servicer's obligations under this Section shall survive the termination of this Agreement or the Trust or the earlier removal or resignation of the Owner Trustee or the Indenture Trustee, as applicable. The Servicer agrees that the Indenture Trustee is a third party beneficiary of this Section and is entitled to enforce the provisions hereof for the benefit of the Trust and in its individual capacity.

         Section 5.05. Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that (a) the performance of its duties hereunder is no longer permissible under applicable law and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law and (ii) upon the assumption, by a supplemental agreement hereto, executed and delivered to the Trustees, in form satisfactory to each Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates that is a direct or indirect wholly owned subsidiary of Nordstrom, Inc. or by any entity the appointment of which shall have satisfied the Rating Agency Condition and, in either case, qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trust, the Owner Trustee and the Indenture Trustee. No resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
7.02. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer under clause (i) above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Trust shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Notwithstanding anything in this Agreement to the contrary, Nordstrom fsb may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of Nordstrom fsb so long as Nordstrom fsb shall have fully guaranteed the performance of such obligations and duties under this Agreement.

         Section 5.06. Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Owner Trustee or the Indenture Trustee, as applicable, access to the documentation regarding the Accounts and the Receivables in such cases where the Owner Trustee or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section shall derogate from the obligation of the Transferor, the Owner Trustee, the Indenture Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 5.07. Delegation of Duties. In the ordinary course of business, the Servicer may at any time delegate its duties hereunder with respect to the Accounts and the Receivables to any Person that agrees to conduct such duties in accordance with the Credit Card Guidelines and this Agreement. The Servicer shall promptly give notice to each Rating Agency of any delegation of duties hereunder. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 5.05.

         Section 5.08. Examination of Records. Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust, pursuant to this Agreement. Each Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable.

                                   ARTICLE SIX

                                INSOLVENCY EVENTS

         Section 6.01. Rights upon the Occurrence of an Insolvency Event. If any Transferor shall consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to any Transferor or relating to all or substantially all of such Transferor's property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity's affairs, or notwithstanding an objection by such Transferor any such action shall have remained undischarged or unstayed for a period of 60 days or upon entry of any order or decree providing for such relief; or such Transferor shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within 60 days of such filing) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or any order or decree providing for relief under any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute shall be entered (any such act or occurrence with respect to any Person being an "Insolvency Event"), such Transferor shall, on the related Appointment Date, immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to each Rating Agency and the Trustees thereof. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables and Finance Charge Receivables (whenever created) accrued in respect of such Principal Receivables shall continue to be a part of the Trust Assets and shall be allocated and distributed to Noteholders in accordance with the terms of the Master Indenture and each Indenture Supplement.

                                  ARTICLE SEVEN

                                SERVICER DEFAULTS

         Section 7.01. Servicer Defaults.

         (a) If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (i) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Indenture Trustee to make such payment, transfer or deposit on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, the Master Indenture or, with respect to a particular Series of Notes, any Indenture Supplement;

                  (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has an Adverse Effect and which continues unremedied for a period of 60 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Holders of Notes evidencing not less than 10% of the Outstanding Amount of the Notes of all Series (or, with respect to any such failure that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Series to which such failure relates); or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by Sections 5.02 and 5.07;

                  (iii) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has an Adverse Effect on the rights of the Noteholders of any Series (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) and which Adverse Effect continues for a period of 60 days after the date on which notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 10% of the Outstanding Amount of the Notes of all Series (or, with respect to any such representation, warranty or certification that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Series to which such representation, warranty or certification relates);

                  (iv) the Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v) with respect to a particular Series of Notes, any other Servicer Default described in the related Indenture Supplement.

         Notwithstanding the foregoing, a delay in or failure of performance referred to in Section 7.01(a)(i) for a period of ten Business Days after the applicable grace period or under Section 7.01(a)(ii) or (a)(iii) for a period of 60 Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustees, each Transferor and any Series Enhancer with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

         (b) Upon the occurrence of a Servicer Default, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes of all Series (or, with respect to any such Servicer Default that does not relate to all Series, 50% of the Outstanding Amount of all Series to which such Servicer Default relates), by notice then given to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) (a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement with respect to all Notes or the Notes of one or more affected Series; provided, however, if within 60 days of receipt of a Termination Notice the Indenture Trustee does not receive any bids from Eligible Servicers in accordance with Section 7.02(c) to act as a Successor Servicer and receives an Officer's Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Indenture Trustee shall grant a right of first refusal to the Transferor which would permit the Transferor at its option to acquire the Notes on the Distribution Date in the next calendar month.

         The price for the Notes shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. The Transferor shall notify the Indenture Trustee prior to the Record Date for the Distribution Date of the acquisition if it is exercising such right of first refusal. If the Transferor exercises such right of first refusal, the Transferor shall deposit the price into the Collection Account not later than 1:00 p.m., New York City time, on such Distribution Date in immediately available funds. The price shall be allocated and distributed to Noteholders in accordance with the terms of the Master Indenture and each Indenture Supplement.

         After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to
Section 7.02, all authority and power of the Servicer under this Agreement with respect to all Notes or the Notes of one or more affected Series shall pass to and be vested in the Successor Servicer (each, a "Service Transfer"); and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall within 20 Business Days transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

         Section 7.02. Indenture Trustee To Act; Appointment of Successor.

         (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice notify each Rating Agency of such Termination Notice and appoint an Eligible Servicer as a successor servicer (each, a "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Sections 3.01(b) and 5.07. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer.

         (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

         Notwithstanding the foregoing obligations, the Successor Servicer, Wells Fargo, its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the Successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase obligations, if any, of the Servicer pursuant to Section 3.03(b), (iii) no obligations of the Servicer in accordance with the Credit Card Guidelines, (iv) no obligations to maintain fidelity bond coverage pursuant to Section 3.01(f) and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the original Servicer.

         (c) In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the aggregate Servicing Fees for all Series plus the sum of the amounts with respect to each Series and with respect to each Distribution Date equal to any Collections of Finance Charge Receivables allocable to Noteholders of such Series which are payable to the Holders of the Transferor Certificates after payment of all amounts owing to the Noteholders of such Series with respect to such Distribution Date or required to be deposited in the applicable Series Accounts with respect to such Distribution Date and any amounts required to be paid to any Series Enhancer for such Series with respect to such Distribution Date pursuant to the terms of any Enhancement Agreement; provided, however, that the Certificateholders shall be responsible for payment of the Transferor's portion of such aggregate Servicing Fees and all other such amounts in excess of such aggregate Servicing Fees. Each Certificateholder agrees that, if Nordstrom fsb (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Finance Charge Receivables that the Transferor is entitled to receive pursuant to this Agreement, the Master Indenture or any Indenture Supplement shall be reduced by an amount sufficient to pay the Transferor's share of the compensation of the Successor Servicer.

         (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 8.01 of the Trust Agreement, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Transferor or its designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Transferor information of any kind which the Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

         (e) Notwithstanding anything contained in the Transfer and Servicing Agreement to the contrary, Wells Fargo, as Successor Servicer, is authorized to accept and rely on all of the accounting records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the "Predecessor Servicer Work Product") without any audit or other examination thereof, and it shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "Errors") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to Wells Fargo making or continuing any Errors (collectively, "Continued Errors"), it shall have no duty, responsibility, obligation or liability to perform servicing for such Continued Errors; provided, however, that Wells Fargo agrees to use its best efforts to prevent further Continued Errors. In the event that Wells Fargo becomes aware of Errors or Continued Errors, it shall, with the prior consent of the Noteholders representing 66-2/3% of the outstanding Notes, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. Wells Fargo shall be entitled to recover its costs thereby expended in accordance with Section 4.03(a) of the Series 2002-1 Indenture Supplement or similar section.

         Section 7.03. Notification to Noteholders. Within two Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Trustees, each Rating Agency and each Series Enhancer and the Indenture Trustee shall give notice to the Noteholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Indenture Trustee shall give prompt notice thereof to the Noteholders.

                                  ARTICLE EIGHT

                                   TERMINATION

         Section 8.01. Termination of Agreement. This Agreement and the respective obligations and responsibilities of the parties hereto shall terminate, except with respect to the duties described in Section 5.04, on the Trust Termination Date.

                                  ARTICLE NINE

                            MISCELLANEOUS PROVISIONS

         Section 9.01. Amendment; Waiver of Past Defaults.

         (a) This Agreement may be amended by the parties hereto from time to time prior to, or in connection with, the issuance of the first Series of Notes hereunder without the requirement of any consents or the satisfaction of any conditions set forth below. This Agreement may be amended from time to time by the Servicer, the Transferor, the Indenture Trustee and the Trust, by a written instrument signed by each of them, without the consent of the Noteholders, provided that (i) the Transferor shall have delivered to the Trustees an Officer's Certificate, dated the date of any such amendment, stating that the Transferor reasonably believes that such amendment will not have an Adverse Effect, (ii) such amendment does not affect the rights, duties or obligations of the Servicer or either Trustee hereunder and (iii) the Rating Agency Condition shall have been satisfied with respect to any such amendment. Additionally, notwithstanding the preceding sentence, this Agreement may be amended by the Servicer, the Indenture Trustee and the Trust at the direction of the Transferor without the consent of any of the Noteholders or Series Enhancers to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (A) the Transferor delivers to the Trustees an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this Section, (B) the Rating Agency Condition hereunder shall have been satisfied with respect to any such amendment and (C) such amendment does not affect the rights, duties or obligations of the Servicer or either Trustee. The amendments which the Transferor may make without the consent of Noteholders or Series Enhancers pursuant to the preceding sentence may include the addition of a sale of Receivables or Participations.

         (b) This Agreement may also be amended from time to time by the parties hereto, with the consent of the Noteholders evidencing not less than 66-2/3% of the Outstanding Amount of all affected Series for which the Transferor has not delivered an Officer's Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendment shall satisfy the Rating Agency Condition and shall not (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Redemption Events or Events of Default that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder,
(iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder or (iv) change in any material respect the permitted activities of the Trust or the Servicer.

         (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to Section 9.01(a)), the Servicer shall furnish notification of the substance of such amendment to the Indenture Trustee, each Noteholder, each Rating Agency and each Series Enhancer.

         (d) It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

         (e) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement or any Participation Interest Supplement which would adversely affect in any material respect the interests of any Series Enhancer without the consent of such Series Enhancer.

         (f) Any Indenture Supplement executed in accordance with the provisions of Article Ten of the Master Indenture shall not be considered an amendment of this Agreement for the purposes of this Section.

         (g) The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's rights, duties, benefits, protections, privileges or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Owner Trustee shall be entitled to receive the Opinion of Counsel described in Section 9.03(d).

         Section 9.02. Waiver of Transferor or Servicer Defaults.

         The Holders of Notes evidencing more than 66-2/3% of the Outstanding Amount of the Notes of all Series or, with respect to any Series with two or more Classes, of each Class (or, with respect to any default that does not relate to all Series, 66-2/3% of the of the Outstanding Amount of the Notes of each Series to which such default relates or, with respect to any such Series with two or more Classes, of each Class) may, on behalf of all Noteholders, waive any default by the Transferor or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Noteholders or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Promptly after any such waiver of a past default, the Servicer shall furnish notification of the substance of such waiver to each Rating Agency.

         Section 9.03. Protection of Right, Title and Interest to Trust Assets.

         (a) The Transferor shall cause this Agreement, all amendments and supplements hereto and all financing statements and continuation statements and any other necessary documents covering the Indenture Trustee's and the Trust's right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee, Noteholders and the Trust hereunder to all property comprising the Trust Assets. The Transferor shall deliver to the Owner Trustee and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

         (b) Within 30 days after any Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 9.03(a) seriously misleading within the meaning of Section 9-506 (or any comparable provision) of the UCC, such Transferor shall give the Trustees notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest or ownership interest in the Receivables and the proceeds thereof.

         (c) Each Transferor shall give the Trustees prompt notice of any relocation of its chief executive office or any change in the jurisdiction under whose laws it is organized and whether, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each Transferor shall at all times maintain its chief executive offices within the United States and shall at all times be organized under the laws of a jurisdiction located within the United States.

         (d) The Transferor shall deliver to the Trustees and each Rating Agency
(i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit D-1, (ii) on each date specified in Section 2.09(c)(vi) with respect to any Additional Accounts to be designated as Accounts, an Opinion of Counsel substantially in the form of Exhibit D-2, (iii) on each Addition Date on which any Participation Interests are to be included in the Trust pursuant to Section 2.09(a) or (b), an Opinion of Counsel covering the same substantive legal issues addressed by Exhibits D-1 and D-2 but conformed to the extent appropriate to relate to Participation Interests and (iv) on or before April 30 of each year, beginning with April 30, 2003, an Opinion of Counsel substantially in the form of Exhibit D-3.

         Section 9.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.05. Notices; Payments.

         (a) All Notices under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Transferor, to Nordstrom Credit Card Receivables LLC, at 13531 East Caley Avenue, Englewood, Colorado 80111, Attention: Legal Department (facsimile no. (303) 397-4767), (ii) in the case of the Servicer, to Nordstrom fsb, at 13531 East Caley Avenue, Englewood, Colorado 80111, Attention: Legal Department (facsimile no. (303) 397-4767), (iii) in the case of the Trust or the Owner Trustee, to Owner Trustee, Rodney Square North, 1100 N. Market St., Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (facsimile no.
(302) 636-4140), (iv) Wells Fargo Bank Minnesota, National Association, 625 Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention:
Corporate Trust, Asset Backed Securities (facsimile no. (617) 667-3464), (v) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Indenture Supplement relating to such Series and (vi) to any other Person as specified in the Master Indenture or any Indenture Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

         (b) Any Notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register. No Notice shall be required to be mailed to a Holder of Bearer Notes or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such Notice. In addition, (i) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such Exchange shall so require, any Notice to Noteholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (ii) in the case of any Series or Class with respect to which any Bearer Notes are outstanding, any Notice required or permitted to be given to Noteholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

         Section 9.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the remaining covenants, agreements, provisions or terms or of the Notes or the rights of the Noteholders or Note Owners.

         Section 9.07. Further Assurances. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee and the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust, the Owner Trustee, the Indenture Trustee or the Noteholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.09. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.10. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and inure to the benefit of the Owner Trustee, the Noteholders and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 9.11. Actions by Noteholders.

         (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice given by Noteholders, such action or Notice may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders.

         (b) Any Notice, request, authorization, direction, consent, waiver or other act by the Holder of a Note shall bind such Holder and every subsequent Holder of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 9.12. Rule 144A Information. For so long as any of the Notes of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Trust, the Indenture Trustee, the Servicer and any Series Enhancer agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information in its possession required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

         Section 9.13. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 9.14. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 9.15. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Servicer without the prior consent of Holders of Notes evidencing not less than 66-2/3% of the aggregate unpaid principal amount of all Series of Notes. The Servicer shall give the Rating Agencies prior written notice of any such assignment.

         Section 9.16. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Servicer, the Owner Trustee, the Indenture Trustee, the Seller and each Transferor shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause a Transferor or the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against a Transferor or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of a Transferor or the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of a Transferor or the Trust.

         Section 9.17. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by the Owner Trustee, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Owner Trustee in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         IN WITNESS WHEREOF, the Transferor, the Servicer, the Trust and the Indenture Trustee have caused this Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                        as Transferor



                                        By:  /s/ Kevin T. Knight
                                             ----------------------------------
                                             Name: Kevin T. Knight
                                             Title: President

                                        NORDSTROM fsb,
                                        as Servicer



                                        By:  /s/ Denny D. Dumler
                                             ----------------------------------
                                             Name: Denny D. Dumler
                                             Title: President

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                                        By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        but solely as Owner Trustee



                                        By:  /s/ James P. Lawler
                                             ----------------------------------
                                             Name: James P. Lawler
                                             Title: Vice President

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Indenture Trustee



                                        By:  /s/ Jennifer C. Davis
                                             ----------------------------------
                                             Name: Jennifer C. Davis
                                             Title: Assistant Vice President

                                                                       EXHIBIT A


            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS
                (As required by Section 2.09(a)(i) and 2.09(b) of
                      the Transfer and Servicing Agreement)


         ASSIGNMENT No. __ OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of _____________,1 among Nordstrom Credit Card Receivables LLC, as transferor (the "Transferor"), Nordstrom fsb, as servicer (the "Servicer"), Nordstrom Credit Card Master Note Trust (the "Trust") and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Indenture Trustee"), pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH

         WHEREAS, the Transferor, the Servicer, the Trust and the Indenture Trustee are parties to the Transfer and Servicing Agreement, dated as of April 1, 2002 (as amended and supplemented, the "Agreement");

         WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust; and

         WHEREAS, the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Transferor, the Servicer, the Trust and the Indenture Trustee hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Transfer and Servicing Agreement.

         "Addition Cut-Off Date" means, with respect to the Additional Accounts designated hereby, ____________, ____.

         "Addition Date" means, with respect to the Additional Accounts designated hereby, ____________, ____.

         2. Designation of Additional Accounts. On or before the date hereof, the Transferor will deliver to the Owner Trustee a computer file or microfiche list containing a true and complete schedule identifying all Additional Accounts designated hereby (the "Additional Accounts") specifying for each such Additional Account, as of the Addition Cut-Off Date, its



--------
1        To be dated as of the applicable Addition Date.

account number and the aggregate amount outstanding in such Account, which computer file or microfiche list shall supplement Schedule 1 to the Agreement.

         3. Conveyance of Receivables.

         (a) The Transferor does hereby transfer, assign, set over and otherwise convey, without recourse except as set forth in the Transfer and Servicing Agreement, to the Trust, all its right, title and interest in, to and under the Receivables of such Additional Accounts existing at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholders or any Series Enhancer of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems or insurers. If necessary, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables in Additional Accounts existing on the Addition Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee on or prior to the Addition Date. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

         (b) In connection with such sale, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts have been conveyed to the Trust pursuant to the Agreement and this Assignment.

         (c) The Transferor does hereby grant to the Trust a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables in the Additional Accounts existing on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto, all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the foregoing, and all "proceeds" (including "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

         4. Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 3 of this Assignment. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Owner Trustee the computer file or microfiche list described in Section 2 of this Assignment.

         5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust, as the Addition Date that:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (b) Eligibility of Accounts. As of the Addition Cut-Off Date, each Additional Account designated hereby is an Eligible Account.

                  (c) Insolvency. As of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof.

                  (d) Redemption Event; Event of Default. The Transferor reasonably believes that (i) the transfer of the Receivables arising in the Additional Accounts will not, based on the facts known to the Transferor, then or thereafter cause a Redemption Event or Event of Default to occur with respect to any Series and (ii) the Additional Accounts were randomly selected and no selection procedure was utilized by the Transferor which would result in the selection of Additional Accounts (from among the available Eligible Accounts available to the Transferor) that would be materially adverse to the interests of the Noteholders of any Series as of the Addition Date.

                  (e) Security Interest. This Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, of the Transferor in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Additional Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the "proceeds" (including "proceeds" as defined in the applicable UCC) thereof, or, if this Assignment does not constitute a sale of such property, it constitutes a grant of a "security interest" (as defined in the applicable UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property.

                  (f) No Conflict. The execution and delivery by the Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound.

                  (g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment.

                  (h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

         6. Ratification of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

         7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         9. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         IN WITNESS WHEREOF, the Transferor, the Servicer, the Trust and the Indenture Trustee have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                        NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                        as Transferor



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        NORDSTROM fsb,
                                        as Servicer



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                                        By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             but solely as Owner Trustee


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Indenture Trustee



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                      SCHEDULE 1


                                LIST OF ACCOUNTS




                                      S1-1

                                                                       EXHIBIT B


             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                         (As required by Section 2.10 of
                      the Transfer and Servicing Agreement)


         REASSIGNMENT No. _______ OF RECEIVABLES dated as of _________,(2) among Nordstrom Credit Card Receivables LLC, as transferor (the "Transferor"), Nordstrom fsb, as Servicer (the "Servicer"), Nordstrom Credit Card Master Note Trust (the "Trust") and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Indenture Trustee"), pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

         WHEREAS the Transferor, the Servicer, the Trust and the Indenture Trustee are parties to the Transfer and Servicing Agreement, dated as of April 1, 2002 (as amended and supplemented, the "Agreement");

         WHEREAS pursuant to the Agreement, the Transferor wishes to remove from the Trust all Receivables owned by the Trust in certain designated Accounts (the "Removed Accounts") and to cause the Trust to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

         WHEREAS the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof.

         NOW, THEREFORE, the Transferor, the Servicer, the Trust and the Indenture Trustee hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Transfer and Servicing Agreement.

         "Removal Date" means, with respect to the Removed Accounts designated hereby, ___________, ____

         "Removal Notice Date" means, with respect to the Removed Accounts ______________, ____

         2. Designation of Removed Accounts. On or before the Removal Date, the Transferor will deliver to the Owner Trustee a computer file or microfiche list containing a true and complete schedule identifying all Accounts the Receivables of which are being removed from the Trust, specifying for each such Account, as of the Removal Notice Date, its account


--------
(2)      To be dated as of the Removal Date.

number and the aggregate amount outstanding in such Account, which computer file or microfiche list shall supplement Schedule 1 to the Agreement.

         3. Conveyance of Receivables. The Trust does hereby transfer, assign, set over and otherwise convey to the Transferor, without recourse, all right, title and interest of the Trust in, to and under the Receivables existing at the close of business on the Removal Notice Date and thereafter created from time to time in the Removed Accounts designated hereby, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof.

         In connection with such transfer, the Trust agrees to execute and deliver to the Transferor on or prior to the date this Reassignment is delivered, applicable termination statements prepared by the Transferor with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time in the Removed Accounts reassigned hereby and the proceeds thereof evidencing the release by the Trust of its interest in the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to terminate such interest.

         4. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date:

                  (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (b) Redemption Event; Event of Default. The Transferor reasonably believes that (i) the removal of the Receivables existing in the Removed Accounts will not, based on the facts known to the Transferor, then or thereafter cause a Redemption Event or Event of Default to occur with respect to any Series and (ii) the Removed Accounts were selected randomly from all of the Accounts and no selection procedure was utilized by the Transferor which would result in a selection of Removed Accounts that would be materially adverse to the interests of the Noteholders of any Series as of the Removal Date.

                  (c) List of Removed Accounts. The list of Removed Accounts delivered pursuant to Section 2.10(a)(ii) of the Agreement, as of the Removal Date, is true and complete in all material respects.

         5. Ratification of Agreement. As supplemented by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

         6. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         7. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         8. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Reassignment has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Reassignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         IN WITNESS WHEREOF, the Transferor, the Servicer, the Trust and the Indenture Trustee have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

                                   NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                   as Transferor



                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   NORDSTROM fsb,
                                   as Servicer



                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                                   By:  WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        but solely as Owner Trustee



                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION,
                                   as Indenture Trustee



                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT C


                      FORM OF ANNUAL SERVICER'S CERTIFICATE

                    (To be delivered on or before March 31 of
                each calendar year beginning with March 31, 2003,
                  pursuant to Section 3.05 of the Transfer and
                     Servicing Agreement referred to below)

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

         The undersigned, a duly authorized representative of Nordstrom fsb, as Servicer (the "Servicer") and Nordstrom Credit Card Receivables LLC, as Transferor (the "Transferor"), pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2002 (as amended and supplemented, the "Agreement"), among Nordstrom Credit Card Receivables LLC, Nordstrom fsb, Nordstrom Credit Card Master Note Trust and Wells Fargo Bank Minnesota, National Association, does hereby certify that:

                  1. Nordstrom fsb is, as of the date hereof, the Servicer under the Agreement.

                  2. The undersigned is an Authorized Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trust.

                  3. A review of the activities of the Servicer during the year ended December 31, ____, and of its performance under the Agreement was conducted under my supervision.

                  4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

                  5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, ____ which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert "None."]

         Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of __________________, 20__.


                                      NORDSTROM fsb,
                                      as Servicer



                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT D-1


                           FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO AMENDMENTS

                          Provisions to be included in
                   Opinion of Counsel to be delivered pursuant
                            to subsection 9.02(d)(i)

         The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions Of Counsel delivered on any applicable Closing Date.

                  (i) The amendment to the Transfer and Servicing Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally and general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the Nordstrom fsb, the rights and powers of the Federal Deposit Insurance Corporation.

                  (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 9.01 of the Transfer and Servicing Agreement.



                                      D-1-1

                                                                     EXHIBIT D-2


                           FORM OF OPINION OF COUNSEL
                            WITH RESPECT TO ACCOUNTS

                          Provisions to be included in
                            Opinion of Counsel to be
                              delivered pursuant to
                          Section 9.02(d)(ii) or (iii)

         The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

                  (i) To the extent that the transfer of Additional Receivables by the Transferor to the Trust pursuant to the Assignment does not constitute an absolute assignment by the Transferor to the Trust of such Additional Receivables or the proceeds thereof, the Assignment creates in favor of the Trust a security interest in the rights of the Transferor in such Additional Receivables and the proceeds thereof.

                  (ii) The security interests described in paragraph 1 above is perfected by filing and there is no security interest prior to the security interest of the Trust.



                                      D-2-1

                                                                     EXHIBIT D-3


                          PROVISIONS TO BE INCLUDED IN
                            ANNUAL OPINION OF COUNSEL

         The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date with respect to similar matters. Unless otherwise indicated, all capitalized terms used herein has the meanings ascribed to them in the Transfer and Servicing Agreement.

                  (i) No filing or other action, other than such filing or other action described in such opinion, is necessary from the date of such opinion through April 30 of the following year to continue the perfected status of the security interest of the Trust in the Receivables described in the financing statements referenced in such opinion.



                                      D-3-1

                                                                      SCHEDULE 1


                                LIST OF ACCOUNTS

                   [Original list delivered to Owner Trustee]


                                      S-1-1